The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] Merrill Lynch                    [LOGO] Countrywide(TM)
                                        ----------------------
                                        SECURITIES CORPORATION
                                          A Countrywide Capital Markets Company

[LOGO] | IXIS(TM)                                                 [LOGO](TM) PNC
         Capital Markets

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                        $[             ] (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
  CLASS A-1, CLASS A-2, CLASS A2-FL, CLASS A-SB, CLASS A-3, CLASS A3-FL, CLASS
 A-1A, CLASS AM, CLASS AM-FL, CLASS AJ, CLASS AJ-FL, CLASS B, CLASS C, CLASS D,
                                CLASS E, CLASS XP

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                        Mortgage Loan Sellers & Sponsors

                           MIDLAND LOAN SERVICES, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                Master Servicers

                               LNR PARTNERS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                                NOVEMBER 17, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                            PNC CAPITAL MARKETS LLC

CREDIT SUISSE                                           DEUTSCHE BANK SECURITIES

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                            INITIAL                         APPROX.
          EXPECTED        CERTIFICATE        APPROX.       PERCENTAGE
           RATINGS     PRINCIPAL BALANCE  TOTAL INITIAL    OF INITIAL       WEIGHTED       PRINCIPAL     ASSUMED FINAL
        -------------     OR NOTIONAL        CREDIT         MORTGAGE         AVERAGE         WINDOW      DISTRIBUTION
CLASS   MOODY'S   S&P    AMOUNT(1) (4)       SUPPORT      POOL BALANCE   LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)     RATE TYPE(3)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(5)

                            INITIAL                         APPROX.
          EXPECTED        CERTIFICATE        APPROX.       PERCENTAGE
           RATINGS     PRINCIPAL BALANCE  TOTAL INITIAL    OF INITIAL        WEIGHTED      PRINCIPAL     ASSUMED FINAL
        -------------     OR NOTIONAL        CREDIT         MORTGAGE         AVERAGE         WINDOW      DISTRIBUTION
CLASS   MOODY'S   S&P    AMOUNT(1) (4)       SUPPORT      POOL BALANCE   LIFE (YEARS)(2)  (MO./YR.)(2)      DATE(2)     RATE TYPE(3)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

_________________________
(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-1A, AM, AJ, B, C, D,
      E, F, G, H, J, K, L, M, N, P, Q and S certificates will equal any one of
      (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of some interest rate swap contracts, the pass-through rate for the class A-2FL,
      A-3FL, AM-FL, AJ-FL certificates will be based on one month LIBOR plus a specified percentage; provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-3FL, A-4FL, AM-FL and AJ-FL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class A-3FL, A-4FL, AM-FL and AJ-FL certificates may convert to a rate described herein in clause
      (i), (ii) or (iii) of the first sentence of this footnote (3).

(4)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

(5)   Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D,
                    E and XP certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers, institutional accredited investors or non-U.S. persons in accordance with Regulation S.

CUT-OFF DATE        References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, the related due date of that mortgage loan in December 2006 or, with respect to those mortgage loans, if any, that have their respective first payment dates in January 2007, December 1, 2006 or with respect to any mortgage loan that has its first due date in February 2007, the date of origination.

OFFERING TERMS      The commercial mortgage backed securities referred to in this term sheet, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you. Any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

MORTGAGE POOL       The mortgage pool consists of 284 mortgage loans with an aggregate initial mortgage pool balance of
                    $4,618,440,110, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by 347 mortgaged real properties located throughout 41 states and the District of Columbia.

LOAN GROUPS         For purposes of making distributions to the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 236 mortgage loans, representing approximately 82.9% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 48 mortgage loans, representing approximately 17.1% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 89.5%
                    of all the mortgaged properties secured by multifamily and manufactured housing community properties).

ISSUING ENTITY      ML-CFC Commercial Mortgage Trust 2006-4

DEPOSITOR           Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN       Merrill Lynch Mortgage Lending, Inc. (MLML)..............51.9% of the initial mortgage pool balance
SELLERS/SPONSORS    Countrywide Commercial Real Estate Finance, Inc. (CRF)...30.2% of the initial mortgage pool balance
                    IXIS Real Estate Capital Inc. (IXIS).....................11.1% of the initial mortgage pool balance
                    PNC Bank, National Association (PNC).....................6.8% of the initial mortgage pool balance

UNDERWRITERS        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    Countrywide Securities Corporation
                    IXIS Securities North America Inc.
                    PNC Capital Markets LLC
                    Credit Suisse Securities (USA) LLC
                    Deutsche Bank Securities Inc.

TRUSTEE             LaSalle Bank National Association

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MASTER SERVICERS    Midland Loan Services, Inc., with respect to mortgage loans sold to the depositor by IXIS and PNC.
                    Wells Fargo Bank, National Association, with respect to the mortgage loans sold to the depositor by
                    MLML and CRF.

                    The Park LaBrea Apartments mortgage loan is being serviced by Midland pursuant to the pooling and servicing agreement for the J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
                    securitization transaction.

SPECIAL SERVICER    LNR Partners, Inc.

RATING AGENCIES     Moody's Investors Service, Inc.

                    Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

DENOMINATIONS       $25,000 minimum for the offered certificates with principal balances and $100,000 minimum in the case of XP Certificates.

CLOSING DATE        On or about December 11, 2006.

SETTLEMENT TERMS    Book-entry through DTC for all offered certificates.

DETERMINATION DATE  For any distribution date, the fourth business day prior to the distribution date, except that in the case of certain mortgage loans, the applicable master servicer may make its determination as to the collections received as of a later date during each month.

DISTRIBUTION DATE   The 12th day of each month or, if the 12th day is not a business day, the next succeeding business day, beginning in January 2007.

DAY COUNT           30/360

INTEREST            Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS       during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date; provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-2FL, A-3FL, AM-FL and AJ-F certificates will, for each distribution date, begin on the prior distribution date (or, in the case of the initial such interest accrual period, on the closing date) and end on the business day preceding the subject distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year (or, in the case of the class A-2FL, A-3FL, AM-FL and
                    AJ-F certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date: first, the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-1A, XP and XC certificates, pro rata and pari passu; second, the class AM and AM-FL certificates, pro rata and pari passu; third, the class AJ and AJ-F certificates, pro rata and pari passu; and then the respective remaining classes of certificates with principal balances, sequentially in alphabetical order of class designation. In general, payments of interest in respect of the class A-1, A-2,
                    A-2FL, A-SB, A-3, and A-3FL certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XP and XC certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                    application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups. Furthermore, notwithstanding the foregoing, payments of interest with respect to the class A-2FL, A-3FL , AM-FL and AJ-FL certificates out of collections on the mortgage loans will be calculated on a 30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap agreement for interest calculated on an actual/360 basis at a LIBOR-based rate. No class of certificates will provide credit support for any failure on the part of the swap counterparty to make any required payment under the swap contract. Interest payments with respect to the class A-2FL, A-3FL, AM-FL and AJ-FL certificates will be subject to reduction if the weighted average of certain net interest rates on the mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

PRINCIPAL           Except as described below, principal will be distributed on each distribution date, to the extent
DISTRIBUTIONS       of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will generally be made, to the extent of available funds (i) to the class A-1 certificates, the class A-2 and A-2FL certificates (on a pro rata and pari passu basis), the class A-SB certificates and the class A-3 and A-3FL certificates (on a pro rata and pari passu basis), in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class
                    A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-3 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal with respect to the class A-1, A-2, A-2FL, A-3 and A-3FL certificates on that distribution date).

                    If, due to losses, the certificate balances of the class AM and class AM-FL through class S certificates are reduced to zero, payments of principal to the class A-1, A-2, A-2FL, A-SB, A-3,
                    A-3FL and A-1A certificates (to the extent that any two or more of these classes are outstanding)
                    will be made on a pro rata and pari passu basis.

                    Following retirement of the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, first to the class AM and AM-FL certificates (on a pro rata and pari passu basis), second to the class AJ and AJ-FL certificates (on a pro rata and pari passu basis), and third to the class B, C, D, E, F,

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                    G, H, J, K, L, M, N, P, Q and S certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES              Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class S, Q, P, N, M, L, K, J, H, G, F, E, D, C, B certificates, in that order, and then, on a pro rata and pari passu basis, to the class AJ and AJ-FL certificates, and then, on a pro rata and pari passu basis, to the class AM and AM-FL certificates, and then, on a pro rata and pari passu basis, to the class A-1, A-2, A-2FL, A-SB, A-3, A-3FL and A-1A certificates.

PREPAYMENT          Any prepayment premiums or yield maintenance charges collected will be distributed to certificate
PREMIUMS AND        holders and/or the swap counterparty on the distribution date following the collection period in
YIELD MAINTENANCE   which the prepayment premium was received. On each distribution date, the holders of each class of
CHARGES             offered certificates and of the class F, G, H and J certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates (or, in the case of the class A-2FL,
                    A-3FL, AM-FL and AJ-FL certificates, the pass-through rate that would be payable thereon without regard to the related interest rate swap agreement as described under "Interest Distributions"
                    above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-3 and A-1A classes were both outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan. HOWEVER, AS LONG AS
                    THE RELATED SWAP AGREEMENT IS IN EFFECT AND THERE IS NO CONTINUING PAYMENT DEFAULT THEREUNDER, ANY
                    PREPAYMENT PREMIUM OR YIELD MAINTENANCE CHARGE ALLOCABLE TO THE CLASS A-2FL, A-3FL, AM-FL, AJ-FL
                    CERTIFICATES WILL BE PAYABLE TO THE RESPECTIVE SWAP COUNTERPARTIES.

                    The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XP and/or XC certificates as follows: (a) on each distribution date up to and including the distribution date in [ ], (i) to the holders of the class XP certificates, an amount equal to [ ] % of that remaining portion of the prepayment premiums or yield maintenance charges, and (ii) to the holders of the class XC certificates, an amount equal to [ ]% of that remaining portion of the prepayment premiums or yield maintenance charges; and (b) on each distribution date that occurs subsequent to [ ], to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment premiums or yield maintenance charges.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                    All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES            The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer) and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions (which are described below) that may occur.

APPRAISAL           If any of certain adverse events or circumstances described in the offering prospectus occur or
REDUCTIONS          exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit)
                    held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will generally cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL            Each master servicer, the special servicer and certain certificate holders will have the option to
TERMINATION         terminate the trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated
                    principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

                    In addition, if, following the date on which the total principal balances of the class A-1, A-2,
                    A-2FL, A-SB, A-3, A-3FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C, D and E certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificate holder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Z, R-I and R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates;
                    provided, however, that if no such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the controlling class will have the right, subject to the limitations and conditions described in the offering prospectus, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ERISA               The offered certificates are expected to be eligible for purchase by employee benefit plans and other plans or arrangements, subject to certain conditions.

SMMEA               The offered certificates will not be "mortgage related securities" for the purposes of the
                    Secondary Mortgage Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CONTACTS

       MERRILL LYNCH & CO.                COUNTRYWIDE SECURITIES CORPORATION

          John Mulligan                             Tom O'Hallaron
      (212) 449-3860 (Phone)                    (818) 225-6353 (Phone)
       (212) 738-1491 (Fax)                      (818) 225-4032 (Fax)

            Max Baker                               Cary Carpenter
      (212) 449-3860 (Phone)                    (818) 225-6336 (Phone)
       (212) 738-1491 (Fax)                      (818) 225-4032 (Fax)

            Rich Sigg                              Marlyn Marincas
      (212) 449-3860 (Phone)                    (818) 225-6342 (Phone)
       (212) 738-1491 (Fax)                      (818) 225-4032 (Fax)

          David Rodgers                            Jerry Hirshkorn
      (212) 449-3611 (Phone)                    (212) 649-8352 (Phone)
       (212) 449-7684 (Fax)                      (212) 649-8391 (Fax)

          Aaron Wessner                        PNC CAPITAL MARKETS LLC
      (212) 449-8571 (Phone)
       (212) 449-7684 (Fax)                          Scott Holmes
                                                (704) 551-2847 (Phone)
IXIS SECURITIES NORTH AMERICA INC.               (704) 643-2088 (Fax)

           Greg Murphy                      DEUTSCHE BANK SECURITIES INC.
      (212) 891-6282 (Phone)
       (212) 891-3454 (Fax)                         Patrick Fisher
                                                (212) 250-4512 (Phone)
          Scott Douglass
      (212) 891-5705 (Phone)                         Lainie Kaye
       (212) 891-3421 (Fax)                     (212) 250-5270 (Phone)

CREDIT SUISSE SECURITIES (USA) LLC

           Reese Mason
      (212) 325-8661 (Phone)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise (for example, with respect to loan-to-value and debt service coverage ratio and cut-off date balance unit of the Park La Brea Apartments mortgage loan, in which case the related pari passu non-trust loan is taken into account), statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related non-trust loan.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                               ALL MORTGAGE          LOAN             LOAN
                                                                                   LOANS            GROUP 1          GROUP 2

Initial mortgage pool balance .............................................   $ 4,618,440,110   $ 3,828,606,945   $ 789,833,165
Number of pooled mortgage loans ...........................................               284               236              48
Number of mortgaged properties ............................................               347               293              54
Percentage of investment grade loans(1)....................................              1.1%              1.3%            0.0%
Average cut-off date principal balance ....................................        16,262,113        16,222,911      16,454,858
Largest cut-off date principal balance ....................................       387,500,000       225,000,000     387,500,000
Smallest cut-off date principal balance ...................................           759,360           759,360         914,000
Weighted average mortgage interest rate ...................................           5.8780%           5.8469%         6.0287%
Highest mortgage interest rate ............................................           6.8600%           6.8600%         6.8000%
Lowest mortgage interest rate .............................................           4.6500%           5.2430%         4.6500%
Number of cross collateralized mortgage loans .............................                 6                 4               2
Cross collateralized mortgage loans as % of IPB ...........................              0.7%              0.4%            2.1%
Number of multi property mortgage loans ...................................                15                13               2
Multi property mortgage loans as a % of IPB ...............................             16.5%             19.4%            2.6%
Weighted average underwritten debt service coverage ratio(2,4).............             1.34x             1.35x           1.29x
Maximum underwritten debt service coverage ratio ..........................             3.01x             3.01x           1.43x
Minimum underwritten debt service coverage ratio ..........................             1.10x             1.10x           1.12x
Weighted average cut-off date loan-to-value ratio(2,4) ....................             70.1%             71.0%           66.0%
Maximum cut-off date loan-to-value ratio ..................................             83.0%             81.4%           83.0%
Minimum cut-off date loan-to-value ratio ..................................             32.2%             32.2%           49.9%
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................               106               104             115
Maximum remaining term to maturity or anticipated repayment date (months) .               213               178             213
Minimum remaining term to maturity or anticipated repayment date (months) .                54                54              55
Weighted average remaining amortization term (months)(3) ..................               359               358             366
Maximum remaining amortization term (months) ..............................               420               420             420
Minimum remaining amortization term (months) ..............................               178               178             299

_______________________________
(1)   It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that the White Oaks Mall mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   With respect to certain mortgage loans, debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions regarding the financial performance or value of the related mortgaged real property on a "stablilized" basis.

(3)   Excludes mortgage loans that are interest-only for their entire term.

(4)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                       % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------
                                 % OF INITIAL
                                 MORTGAGE POOL
           STATE                    BALANCE          RETAIL       MULTIFAMILY       OFFICE        HOSPITALITY
--------------------------------------------------------------------------------------------------------------

California .................         32.3             18.6            9.2             0.9             0.9
 Southern ..................         25.1             12.9            8.8             0.9             0.7
 Northern ..................          7.2              5.7            0.4              --             0.2
Texas ......................         12.4              5.1            2.7             3.4             0.6
Illinois ...................          9.4              1.3             --             8.1              --
New York ...................          5.1              2.7            1.2             0.0             0.4
Virginia ...................          4.1              3.2            0.2             0.2             0.5
Washington .................          3.9              2.7             --             0.1             1.1
Nevada .....................          3.5              2.1            0.6             0.5              --
Florida ....................          3.2              1.9            0.7             0.2             0.3
Arkansas ...................          3.2              3.0            0.2              --              --
District of Columbia .......          2.7              1.5             --              --             0.6
Minnesota ..................          2.1              0.2            0.2             1.5              --
Alabama ....................          1.7              0.5            0.5             0.7             0.1
Indiana ....................          1.7              0.7            0.2              --             0.7
Arizona ....................          1.5               --            0.1             0.2             1.0
Michigan ...................          1.4               --            0.6             0.1             0.4
Tennessee ..................          1.3              1.0            0.0              --             0.3
Colorado ...................          1.2              0.9             --              --             0.3
Maryland ...................          1.2              0.7             --              --              --
Missouri ...................          1.0               --            0.7             0.3              --
North Carolina .............          0.9              0.0            0.1              --             0.3
Georgia ....................          0.8              0.7             --             0.0              --
Connecticut ................          0.7               --             --             0.1             0.5
Kansas .....................          0.5              0.1             --              --             0.3
Wisconsin ..................          0.4              0.1            0.3             0.0              --
New Hampshire ..............          0.3              0.3             --              --              --
Pennsylvania ...............          0.3              0.1             --             0.2              --
Hawaii .....................          0.3               --             --              --              --
New Jersey .................          0.3               --            0.1              --              --
Massachusetts ..............          0.3               --             --              --              --
Alaska .....................          0.3               --            0.3              --              --
Rhode Island ...............          0.3               --             --              --             0.3
Oklahoma ...................          0.2               --            0.2             0.1              --
Wyoming ....................          0.2              0.2             --              --              --
Nebraska ...................          0.2              0.1            0.2              --              --
Oregon .....................          0.2              0.1             --              --              --
Idaho ......................          0.2               --             --              --             0.2
Delaware ...................          0.2              0.2             --              --              --
Ohio .......................          0.2              0.0             --              --              --
Iowa .......................          0.1               --            0.1              --              --
New Mexico .................          0.1              0.1             --              --              --
Louisiana ..................          0.1              0.1             --              --              --
Kentucky ...................          0.0              0.0             --              --              --
                               -------------------------------------------------------------------------------
                                    100.0%            48.5%          18.3%           16.8%            8.8%
                               ===============================================================================

-----------------------------------------------------------------------------------------------------------
                                     MIXED                           SELF        MANUFACTURED
           STATE                      USE          INDUSTRIAL       STORAGE         HOUSING          OTHER
-----------------------------------------------------------------------------------------------------------

California .................          0.8              0.8            0.8             0.2             --
 Southern ..................          0.8              0.5            0.5              --             --
 Northern ..................           --              0.3            0.3             0.2             --
Texas ......................          0.4               --            0.1             0.1             --
Illinois ...................           --               --             --              --             --
New York ...................          0.6               --             --             0.1             --
Virginia ...................           --               --             --              --             --
Washington .................           --               --             --              --             --
Nevada .....................           --               --            0.2             0.1             --
Florida ....................           --              0.0             --              --             --
Arkansas ...................           --               --             --              --             --
District of Columbia .......          0.6               --             --              --             --
Minnesota ..................          0.2               --             --              --             --
Alabama ....................           --               --             --              --             --
Indiana ....................          0.1               --             --              --             --
Arizona ....................           --               --            0.1              --             --
Michigan ...................           --               --             --             0.2            0.0
Tennessee ..................           --               --             --              --             --
Colorado ...................           --               --             --              --             --
Maryland ...................           --              0.4             --              --             --
Missouri ...................           --               --             --              --             --
North Carolina .............          0.4               --             --              --             --
Georgia ....................           --               --             --              --             --
Connecticut ................           --               --            0.1              --             --
Kansas .....................           --               --             --              --             --
Wisconsin ..................           --               --             --              --             --
New Hampshire ..............           --               --             --              --             --
Pennsylvania ...............           --               --             --              --             --
Hawaii .....................           --              0.3             --              --             --
New Jersey .................           --               --            0.3              --             --
Massachusetts ..............           --              0.2             --              --            0.1
Alaska .....................           --               --             --              --             --
Rhode Island ...............           --               --             --              --             --
Oklahoma ...................           --               --            0.0              --             --
Wyoming ....................           --               --             --              --             --
Nebraska ...................           --               --             --              --             --
Oregon .....................           --              0.1             --              --             --
Idaho ......................           --               --             --              --             --
Delaware ...................           --               --             --              --             --
Ohio .......................           --               --             --             0.1             --
Iowa .......................           --               --             --              --             --
New Mexico .................           --               --             --              --             --
Louisiana ..................           --               --             --              --             --
Kentucky ...................           --               --             --              --             --
                               ----------------------------------------------------------------------------
                                      3.2%             1.9%           1.6%            0.8%           0.2%
                               ============================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE       % OF INITIAL
                                                          NUMBER OF         PRINCIPAL         MORTGAGE POOL
                                                       MORTGAGE LOANS        BALANCE             BALANCE
------------------------------------------------------------------------------------------------------------

Interest Only .....................................           46         $  2,113,425,000         45.8%
Single Tenant .....................................           26         $    233,668,541          5.1%
Loans > 50% Single Tenant(1) ......................           52         $    487,910,974         10.6%
Current Secondary Debt ............................           20         $    977,772,228         21.2%
Future Secondary Debt Permitted ...................           32         $  1,534,740,798         33.2%
Lockbox ...........................................           95         $  3,119,405,928         67.5%
Escrow Type(2)
 TI/LC Reserves(3) ................................           91         $  1,509,185,448         45.9%
 Real Estate Tax ..................................          218         $  3,011,693,971         65.2%
 Insurance ........................................          184         $  2,600,930,915         56.3%
 Replacement Reserves .............................          198         $  2,444,188,897         52.9%

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE       % OF INITIAL
                                                          NUMBER OF         PRINCIPAL         MORTGAGE POOL
                                                       MORTGAGE LOANS        BALANCE             BALANCE
------------------------------------------------------------------------------------------------------------

Interest Only .....................................           42         $  1,661,725,000         43.4%
Single Tenant .....................................           26         $    233,668,541          6.1%
Loans > 50% Single Tenant(1) ......................           52         $    487,910,974         12.7%
Current Secondary Debt ............................           16         $    552,830,222         14.4%
Future Secondary Debt Permitted ...................           25         $  1,049,795,598         27.4%
Lockbox ...........................................           92         $  2,705,226,407         70.7%
Escrow Type(2)
 TI/LC Reserves(3) ................................           91         $  1,509,185,448         45.9%
 Real Estate Tax ..................................          170         $  2,221,860,806         58.0%
 Insurance ........................................          137         $  1,819,743,777         47.5%
 Replacement Reserves .............................          154         $  2,050,742,578         53.6%

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                           CUT-OFF DATE       % OF INITIAL
                                                          NUMBER OF         PRINCIPAL         MORTGAGE POOL
                                                       MORTGAGE LOANS        BALANCE             BALANCE
------------------------------------------------------------------------------------------------------------

Interest Only .....................................            4         $    451,700,000         57.2%
Single Tenant .....................................          NAP                      NAP          NAP
Loans > 50% Single Tenant(1) ......................          NAP                      NAP          NAP
Current Secondary Debt ............................            4         $    424,942,005         53.8%
Future Secondary Debt Permitted ...................            7         $    484,945,200         61.4%
Lockbox ...........................................            3         $    414,179,522         52.4%
Escrow Type2
 Real Estate Tax ..................................           48         $    789,833,165        100.0%
 Insurance ........................................           47         $    781,187,137         98.9%
 Replacement Reserves .............................           44         $    393,446,318         49.8%

_______________________________
(1)   Includes loans with single tenant occupancy.

(2)   Includes only upfront or ongoing reserves.

(3)   TI/LC escrows are expressed as a percentage of only mortgage loans secured by retail, office, industrial, mixed use and various properties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE           INITIAL
       CUT-OFF DATE             MORTGAGE     PRINCIPAL         MORTGAGE
  PRINCIPAL BALANCES ($)         LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
   759,360 --  2,999,999           51     $    102,348,281        2.2%
 3,000,000 --  3,999,999           29          102,772,828        2.2%
 4,000,000 --  4,999,999           16           70,693,180        1.5%
 5,000,000 --  5,999,999           23          128,201,088        2.8%
 6,000,000 --  6,999,999           12           77,710,336        1.7%
 7,000,000 --  7,999,999           11           82,493,107        1.8%
 8,000,000 --  9,999,999           24          211,796,863        4.6%
10,000,000 -- 12,999,999           19          217,565,165        4.7%
13,000,000 -- 19,999,999           47          761,389,795       16.5%
20,000,000 -- 49,999,999           40        1,181,706,683       25.6%
50,000,000 -- 387,500,000          12        1,681,762,784       36.4%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: $759,360              MAX: $387,500,000             AVG. $16,262,113
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO(1) (X)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE           INITIAL
                                MORTGAGE     PRINCIPAL         MORTGAGE
    RANGE OF DSCRS (X)           LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
1.10 -- 1.19                       20     $    406,355,132        8.8%
1.20 -- 1.24                       97        1,190,750,842       25.8%
1.25 -- 1.29                       45          430,407,875        9.3%
1.30 -- 1.34                       27          718,376,946       15.6%
1.35 -- 1.39                       31          891,807,021       19.3%
1.40 -- 1.44                       24          423,095,200        9.2%
1.45 -- 1.49                       13          248,677,231        5.4%
1.50 -- 1.59                        8          107,626,234        2.3%
1.60 -- 1.99                       14          133,348,545        2.9%
2.00 -- 3.01                        5           67,995,084        1.5%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 1.10X                    MAX: 3.01X                  WTD. AVG. 1.34X
-------------------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE           INITIAL
     RANGE OF MORTGAGE          MORTGAGE     PRINCIPAL         MORTGAGE
         RATES (%)               LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
4.6500 -- 4.9999                    1     $     19,500,000        0.4%
5.0000 -- 5.2499                    1           39,050,000        0.8%
5.2500 -- 5.4999                   27          661,467,247       14.3%
5.5000 -- 5.7499                   25          700,540,169       15.2%
5.7500 -- 5.9999                   72        1,255,076,849       27.2%
6.0000 -- 6.0999                   51        1,006,521,100       21.8%
6.1000 -- 6.1999                   36          368,997,575        8.0%
6.2000 -- 6.2999                   27          329,079,848        7.1%
6.3000 -- 6.3999                   19          104,628,506        2.3%
6.4000 -- 6.4999                   11           68,141,606        1.5%
6.5000 -- 6.8600                   14           65,437,208        1.4%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 4.6500                   MAX: 6.8600                WTD. AVG. 5.8780
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1) (%)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE           INITIAL
       CUT-OFF DATE             MORTGAGE     PRINCIPAL         MORTGAGE
      LTV RATIOS (%)             LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
32.2 -- 50.0                       20     $    139,356,049        3.0%
50.1 -- 60.0                       26          666,872,217       14.4%
60.1 -- 65.0                       28          395,213,408        8.6%
65.1 -- 70.0                       51          859,561,824       18.6%
70.1 -- 75.0                       58          740,762,140       16.0%
75.1 -- 77.5                       39          622,896,138       13.5%
77.6 -- 80.0                       58        1,166,922,688       25.3%
80.1 -- 83.0                        4           26,855,647        0.6%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 32.2%                    MAX: 83.0%                  WTD. AVG. 70.1%
-------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1) (%)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
       MATURITY DATE           NUMBER OF        DATE           INITIAL
        OR ARD LTV              MORTGAGE     PRINCIPAL         MORTGAGE
        RATIOS (%)               LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
Fully Amortizing                    2     $     11,178,118        0.2%
27.5 -- 50.0                       32     $    186,717,759        4.0%
50.1 -- 55.0                       19          233,829,387        5.1%
55.1 -- 60.0                       36          725,370,665       15.7%
60.1 -- 62.5                       25          267,745,949        5.8%
62.6 -- 65.0                       43          762,256,357       16.5%
65.1 -- 67.5                       37          512,762,615       11.1%
67.6 -- 70.0                       32          346,419,879        7.5%
70.1 -- 80.0                       58        1,572,159,381       34.0%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 27.5%                     MAX: 80.0%                 WTD. AVG. 66.2%
-------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE           INITIAL
      ORIGINAL TERMS            MORTGAGE     PRINCIPAL         MORTGAGE
    TO MATURITY (MOS.)           LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
 60 --  60                         20     $    935,167,987       20.2%
 61 --  84                          1            2,397,624        0.1%
 85 -- 121                        259        3,661,786,256       79.3%
122 -- 216                          4           19,088,243        0.4%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 60                        MAX: 216                     WTD. AVG. 108
-------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE           INITIAL
    RANGE OF REMAINING          MORTGAGE     PRINCIPAL         MORTGAGE
 TERMS TO MATURITY (MOS.)        LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
 54 --  60                         20     $    935,167,987       20.2%
 61 --  84                          1            2,397,624        0.1%
 85 -- 121                        259        3,661,786,256       79.3%
122 -- 213                          4           19,088,243        0.4%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 54                        MAX: 213                      WTD. AVG.106
-------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE           INITIAL
    RANGE OF REMAINING          MORTGAGE     PRINCIPAL         MORTGAGE
     PARTIAL IO TERMS            LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
 9 -- 14                           10     $    142,080,000        3.1%
15 -- 24                           30          205,549,000        4.5%
25 -- 34                           20          215,700,200        4.7%
35 -- 39                           22          295,457,624        6.4%
40 -- 54                            6          117,550,000        2.5%
55 -- 60                           33          553,215,000       12.0%
-------------------------------------------------------------------------
TOTAL                             121     $  1,529,551,824       33.1%
-------------------------------------------------------------------------
MIN: 9 MOS.                   MAX: 60 MOS.              WTD. AVG. 40 MOS.
-------------------------------------------------------------------------

PROPERTY STATE/LOCATION
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE       INITIAL
                               MORTGAGED     PRINCIPAL         MORTGAGE
      STATE/LOCATION          PROPERTIES    BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
California                         82     $  1,490,191,743       32.3%
  Southern                         58        1,159,250,523       25.1%
  Northern                         24          330,941,220        7.2%
Texas                              42          574,212,058       12.4%
Illinois                            9          435,192,848        9.4%
New York                           18          235,578,421        5.1%
Virginia                            8          189,844,015        4.1%
Other(a)                          188        1,693,421,025       36.7%
-------------------------------------------------------------------------
TOTAL                             347     $  4,618,440,110      100.0%
-------------------------------------------------------------------------

(a)   Includes 36 states and the District of Columbia

PROPERTY TYPE
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE       INITIAL
                               MORTGAGED     PRINCIPAL         MORTGAGE
       PROPERTY TYPE          PROPERTIES    BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
Retail                            155     $  2,238,106,100       48.5%
Multifamily                        67          882,184,460       19.1%
  Multifamily                      61          846,486,943       18.3%
  Manufactured Housing              6           35,697,516        0.8%
Office                             43          776,826,523       16.8%
Hospitality                        38          406,871,650        8.8%
Mixed Use                          16          147,579,505        3.2%
Industrial                          9           86,584,256        1.9%
Self Storage                       17           72,914,436        1.6%
Other                               2            7,373,181        0.2%
-------------------------------------------------------------------------
TOTAL                             347     $  4,618,440,110      100.0%
-------------------------------------------------------------------------

AMORTIZATION TYPES
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE           INITIAL
                                MORTGAGE     PRINCIPAL         MORTGAGE
    AMORTIZATION TYPES           LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
Interest Only                      46     $  2,113,425,000       45.8%
IO-Balloon                        121        1,529,551,824       33.1%
Balloon                           115          964,285,169       20.9%
Fully Amortizing                    2           11,178,118        0.2%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
    RANGE OF REMAINING         NUMBER OF        DATE           INITIAL
    STATED AMORTIZATION         MORTGAGE     PRINCIPAL         MORTGAGE
       TERMS (MOS.)              LOANS      BALANCE ($)      POOL BALANCE
-------------------------------------------------------------------------
Interest Only                      46     $  2,113,425,000       45.8%
178 -- 240                          6           24,878,594        0.5%
241 -- 300                         10           80,092,276        1.7%
301 -- 360                        212        2,233,621,269       48.4%
361 -- 420                         10          166,422,972        3.6%
-------------------------------------------------------------------------
TOTAL                             284     $  4,618,440,110      100.0%
-------------------------------------------------------------------------
MIN: 178                       MAX: 420                     WTD. AVG. 359
-------------------------------------------------------------------------

(1)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
          RANGE OF             NUMBER OF        DATE             LOAN
        CUT-OFF DATE            MORTGAGE     PRINCIPAL         GROUP 1
   PRINCIPAL BALANCES ($)        LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
759,360 -- 2,999,999               39     $     77,041,956        2.0%
3,000,000 -- 3,999,999             25           88,146,350        2.3%
4,000,000 -- 4,999,999             14           61,698,165        1.6%
5,000,000 -- 5,999,999             16           89,433,500        2.3%
6,000,000 -- 6,999,999             11           71,710,336        1.9%
7,000,000 -- 7,999,999              8           60,117,912        1.6%
8,000,000 -- 9,999,999             19          168,573,820        4.4%
10,000,000 -- 12,999,999           17          193,765,644        5.1%
13,000,000 -- 19,999,999           40          653,739,795       17.1%
20,000,000 -- 49,999,999           36        1,070,116,683       28.0%
50,000,000 -- 99,999,999            5          285,250,000        7.5%
100,000,000 -- 225,000,000          6        1,009,012,784       26.4%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:$759,360               MAX:$225,000,000               AVG.$16,222,911
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE             LOAN
         RANGE OF               MORTGAGE     PRINCIPAL         GROUP 1
         DSCRS (X)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
1.10 -- 1.24                       85     $  1,319,925,574       34.5%
1.25 -- 1.29                       36          343,092,851        9.0%
1.30 -- 1.34                       24          692,329,621       18.1%
1.35 -- 1.39                       28          497,809,472       13.0%
1.40 -- 1.44                       23          417,802,333       10.9%
1.45 -- 1.49                       13          248,677,231        6.5%
1.50 -- 1.59                        8          107,626,234        2.8%
1.60 -- 1.99                       14          133,348,545        3.5%
2.00 -- 3.01                        5           67,995,084        1.8%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:1.10X                      MAX:3.01X                   WTD. AVG.1.35X
-------------------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE             LOAN
         MORTGAGE               MORTGAGE     PRINCIPAL         GROUP 1
         RATES (%)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
5.2430 -- 5.2499                    1     $     39,050,000        1.0%
5.2500 -- 5.4999                   27          661,467,247       17.3%
5.5000 -- 5.7499                   21          646,715,169       16.9%
5.7500 -- 5.9999                   60        1,163,541,759       30.4%
6.0000 -- 6.0999                   41          557,400,539       14.6%
6.1000 -- 6.1999                   32          295,757,575        7.7%
6.2000 -- 6.2999                   19          259,803,220        6.8%
6.3000 -- 6.3999                   17          101,177,659        2.6%
6.4000 -- 6.4999                    8           57,293,540        1.5%
6.5000 -- 6.5999                    4           13,894,868        0.4%
6.6000 -- 6.8600                    6           32,505,368        0.8%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:5.2430                    MAX:6.8600                  WTD. AVG.5.8469
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
       CUT-OFF DATE            NUMBER OF        DATE             LOAN
         DATE LTV               MORTGAGE     PRINCIPAL         GROUP 1
        RATIOS (%)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
32.2 -- 50.0                       19     $    132,265,438        3.5%
50.1 -- 60.0                       19          252,902,732        6.6%
60.1 -- 65.0                       22          325,813,408        8.5%
65.1 -- 70.0                       48          833,516,824       21.8%
70.1 -- 75.0                       48          677,690,570       17.7%
75.1 -- 77.5                       29          519,443,775       13.6%
77.6 -- 80.0                       49        1,074,708,199       28.1%
80.1 -- 8 3.0                       2           12,266,000        0.3%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:32.2%                      MAX:81.4%                   WTD. AVG.71.0%
-------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
       MATURITY DATE           NUMBER OF        DATE             LOAN
        OR ARD LTV              MORTGAGE     PRINCIPAL         GROUP 1
        RATIOS (%)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Fully Amortizing                    2     $     11,178,118        0.3%
27.5 -- 50.0                       26     $    161,257,663        4.2%
50.1 -- 55.0                       16          219,819,262        5.7%
55.1 -- 60.0                       30          278,978,659        7.3%
60.1 -- 62.5                       23          242,125,949        6.3%
62.6 -- 65.0                       39          739,394,326       19.3%
65.1 -- 67.5                       28          465,457,455       12.2%
67.6 -- 70.0                       23          262,810,390        6.9%
70.1 -- 78.9                       49        1,447,585,123       37.8%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:27.5%                      MAX:78.9%                   WTD. AVG.66.8%
-------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
      ORIGINAL TERMS           NUMBER OF        DATE             LOAN
        TO MATURITY             MORTGAGE     PRINCIPAL         GROUP 1
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
60  --  60                         15     $    907,532,640       23.7%
61  --  84                          1            2,397,624        0.1%
85  -- 121                        217        2,901,498,563       75.8%
122 -- 180                          3           17,178,118        0.4%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:60                         MAX:180                       WTD. AVG.106
-------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
         RANGE OF                            AGGREGATE
         REMAINING                            CUT-OFF            % OF
           TERMS               NUMBER OF        DATE             LOAN
        TO MATURITY             MORTGAGE     PRINCIPAL         GROUP 1
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
54  --  60                         15     $    907,532,640       23.7%
61  --  84                          1            2,397,624        0.1%
85  -- 121                        217        2,901,498,563       75.8%
122 -- 178                          3           17,178,118        0.4%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:54                         MAX:178                       WTD. AVG.104
-------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
         REMAINING             NUMBER OF        DATE             LOAN
        PARTIAL IO              MORTGAGE     PRINCIPAL         GROUP 1
           TERMS                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
 9 -- 12                            9     $    116,080,000        3.0%
13 -- 24                           25          181,915,000        4.8%
25 -- 36                           33          430,557,624       11.2%
37 -- 54                            4           81,350,000        2.1%
55 -- 60                           27          487,715,000       12.7%
-------------------------------------------------------------------------
TOTAL                              98     $  1,297,617,624       33.9%
-------------------------------------------------------------------------
MIN:9 MOS.                     MAX:60 MOS.               WTD. AVG.40 MOS.
-------------------------------------------------------------------------

PROPERTY STATE/LOCATION
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE         LOAN
                               MORTGAGED     PRINCIPAL         GROUP 1
      STATE/LOCATION          PROPERTIES    BALANCE ($)        BALANCE
-------------------------------------------------------------------------
California                         77     $  1,065,503,583       27.8%
  Southern                         54          754,062,363       19.7%
  Northern                         23          311,441,220        8.1%
Texas                              28          448,286,928       11.7%
Illinois                            9          435,192,848       11.4%
New York                           16          192,708,421        5.0%
Other(a)                          163        1,686,915,164       44.1%
-------------------------------------------------------------------------
TOTAL                             293     $  3,828,606,945      100.0%
-------------------------------------------------------------------------

(a)   Includes 33 States

PROPERTY TYPE
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE         LOAN
         PROPERTY              MORTGAGED     PRINCIPAL         GROUP 1
           TYPE               PROPERTIES    BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Retail                            155     $  2,238,106,100       58.5%
Hospitality                        38          406,871,650       10.6%
Office                             43          776,826,523       20.3%
Industrial                          9           86,584,256        2.3%
Mixed Use                          16          147,579,505        3.9%
Self Storage                       17           72,914,436        1.9%
Multifamily                        11           77,851,294        2.0%
Manufactured Housing                2           14,500,000        0.4%
Other                               2            7,373,181        0.2%
-------------------------------------------------------------------------
TOTAL                             293     $  3,828,606,945      100.0%
-------------------------------------------------------------------------

AMORTIZATION TYPES
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE             LOAN
       AMORTIZATION             MORTGAGE     PRINCIPAL         GROUP 1
           TYPES                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Interest Only                      42     $  1,661,725,000       43.4%
IO-Balloon                         98        1,297,617,624       33.9%
Balloon                            94          858,086,204       22.4%
Fully Amortizing                    2           11,178,118        0.3%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------
         RANGE OF
         REMAINING                           AGGREGATE
          STATED                              CUT-OFF            % OF
       AMORTIZATION            NUMBER OF        DATE             LOAN
           TERMS                MORTGAGE     PRINCIPAL         GROUP 1
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Interest Only                      42     $  1,661,725,000       43.4%
178 -- 240                          6           24,878,594        0.6%
241 -- 300                          8           72,702,084        1.9%
301 -- 360                        174        1,953,749,933       51.0%
361 -- 420                          6          115,551,333        3.0%
-------------------------------------------------------------------------
TOTAL                             236     $  3,828,606,945      100.0%
-------------------------------------------------------------------------
MIN:178                        MAX:420                       WTD. AVG.358
-------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE             LOAN
       CUT-OFF DATE             MORTGAGE     PRINCIPAL         GROUP 2
  PRINCIPAL BALANCES ($)         LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
   914,000 --   3,999,999          16     $     39,932,803        5.1%
 4,000,000 --   5,999,999           9           47,762,602        6.0%
 6,000,000 --   8,999,999           7           53,463,239        6.8%
 9,000,000 --  10,999,999           2           18,135,000        2.3%
11,000,000 --  12,999,999           2           23,799,522        3.0%
13,000,000 --  14,999,999           5           71,350,000        9.0%
15,000,000 --  19,999,999           2           36,300,000        4.6%
20,000,000 -- 387,500,000           5          499,090,000       63.2%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: $914,000              MAX: $387,500,000             AVG. $16,454,858
-------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO(1) (X)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE             LOAN
         RANGE OF               MORTGAGE     PRINCIPAL         GROUP 2
       OF DSCRS (X)              LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
1.12 -- 1.19                        8     $    121,442,217       15.4%
1.20 -- 1.24                       24          155,738,183       19.7%
1.25 -- 1.29                        9           87,315,025       11.1%
1.30 -- 1.39                        6          420,044,874       53.2%
1.40 -- 1.43                        1            5,292,867        0.7%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 1.12X                     MAX: 1.43X                 WTD. AVG. 1.30X
-------------------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE             LOAN
         MORTGAGE               MORTGAGE     PRINCIPAL         GROUP 2
         RATES (%)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
4.6500 -- 5.7999                    6     $     80,415,611       10.2%
5.8000 -- 5.9999                   11           84,444,479       10.7%
6.0000 -- 6.1999                   14          522,360,562       66.1%
6.2000 -- 6.2999                    8           69,276,628        8.8%
6.3000 -- 6.8000                    9           33,335,885        4.2%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 4.6500                   MAX: 6.8000                WTD. AVG. 6.0287
-------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1) (%)
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
         RANGE OF              NUMBER OF        DATE             LOAN
       CUT-OFF DATE             MORTGAGE     PRINCIPAL         GROUP 2
      LTV RATIOS (%)             LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
49.9 -- 60.0                        8     $    421,060,096       53.3%
60.1 -- 65.0                        6           69,400,000        8.8%
65.1 -- 75.0                       13           89,116,570       11.3%
75.1 -- 77.5                       10          103,452,363       13.1%
77.6 -- 83.0                       11          106,804,136       13.5%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 49.9%                     MAX: 83.0%                 WTD. AVG. 66.0%
-------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1) (%)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
       MATURITY DATE           NUMBER OF        DATE             LOAN
        OR ARD LTV              MORTGAGE     PRINCIPAL         GROUP 2
        RATIOS (%)               LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
41.7 -- 60.0                       15     $    485,862,227       61.5%
60.1 -- 65.0                        6           48,482,031        6.1%
65.1 -- 75.0                       23          194,733,707       24.7%
75.1 -- 77.5                        2            5,555,200        0.7%
77.6 -- 80.0                        2           55,200,000        7.0%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 41.7%                     MAX: 80.0%                 WTD. AVG. 63.0%
-------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
      ORIGINAL TERMS           NUMBER OF        DATE             LOAN
        TO MATURITY             MORTGAGE     PRINCIPAL         GROUP 2
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
 60 --  60                          5     $     27,635,347        3.5%
 85 -- 121                         42          760,287,692       96.3%
122 -- 216                          1            1,910,126        0.2%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 60                         MAX: 216                    WTD. AVG. 118
-------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
      REMAINING TERMS          NUMBER OF        DATE             LOAN
        TO MATURITY             MORTGAGE     PRINCIPAL         GROUP 2
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
 55 --  60                          5     $     27,635,347        3.5%
 84 -- 120                         42          760,287,692       96.3%
121 -- 213                          1            1,910,126        0.2%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 55                         MAX: 213                    WTD. AVG. 115
-------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
     REMAINING PARTIAL         NUMBER OF        DATE             LOAN
          IO TERM               MORTGAGE     PRINCIPAL         GROUP 2
          (MOS.)                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
 9 -- 24                            6     $     49,634,000        6.3%
25 -- 36                            9           80,600,200       10.2%
37 -- 59                            8          101,700,000       12.9%
-------------------------------------------------------------------------
TOTAL                              23     $    231,934,200       29.4%
-------------------------------------------------------------------------
MIN: 9 MOS.                    MAX: 59 MOS.             WTD. AVG. 39 MOS.
-------------------------------------------------------------------------

PROPERTY STATE/LOCATION
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE         LOAN
                               MORTGAGED     PRINCIPAL         GROUP 2
         LOCATION             PROPERTIES    BALANCE ($)        BALANCE
-------------------------------------------------------------------------
California                          5     $    424,688,160       53.8%
Texas                              14          125,925,130       15.9%
New York                            2           42,870,000        5.4%
Nevada                              3           31,827,922        4.0%
Missouri                            2           30,732,016        3.9%
Other(a)                           28          133,789,937       16.9%
-------------------------------------------------------------------------
TOTAL                              54     $    789,833,165      100.0%
-------------------------------------------------------------------------

(a)   Including 15 states

PROPERTY TYPE
-------------------------------------------------------------------------
                                             AGGREGATE           % OF
                               NUMBER OF    CUT-OFF DATE         LOAN
        PROPERTY               MORTGAGED     PRINCIPAL         GROUP 2
          TYPE                PROPERTIES    BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Multifamily                        50     $    768,635,649       97.3%
Manufactured Housing                4           21,197,516        2.7%
-------------------------------------------------------------------------
TOTAL                              54     $    789,833,165      100.0%
-------------------------------------------------------------------------

AMORTIZATION TYPES
-------------------------------------------------------------------------
                                             AGGREGATE
                                              CUT-OFF            % OF
                               NUMBER OF        DATE             LOAN
       AMORTIZATION             MORTGAGE     PRINCIPAL         GROUP 2
           TYPES                 LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
IO-Balloon                         23     $    231,934,200       29.4%
Balloon                            21          106,198,965       13.4%
Interest Only                       4          451,700,000       57.2%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------
                                             AGGREGATE
         RANGE OF                             CUT-OFF            % OF
     REMAINING STATED          NUMBER OF        DATE             LOAN
       AMORTIZATION             MORTGAGE     PRINCIPAL         GROUP 2
       TERMS (MOS.)              LOANS      BALANCE ($)        BALANCE
-------------------------------------------------------------------------
Interest Only                       4     $    451,700,000       57.2%
299 -- 360                         40          287,261,527       36.4%
361 -- 420                          4           50,871,639        6.4%
-------------------------------------------------------------------------
TOTAL                              48     $    789,833,165      100.0%
-------------------------------------------------------------------------
MIN: 299                       MAX: 420                     WTD. AVG. 366
-------------------------------------------------------------------------

_____________________
(1)   With respect to the Park La Brea Apartments loan, calculations of LTV and
      DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE

----------------------------------------------------------------------------------------------
                           PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                 % OF REM      % OF REM    % OF REM     % OF REM     % OF REM
                                 MORTGAGE      MORTGAGE    MORTGAGE     MORTGAGE     MORTGAGE
                                   POOL          POOL        POOL         POOL         POOL
                 COLLATERAL      BALANCE       BALANCE     BALANCE      BALANCE      BALANCE
PERIOD   LOANS    BALANCE     LOCKOUT/DEF(2)    YM(3)     6.00% PEN.   5.00% PEN.   4.00% PEN.
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------
            % OF REM     % OF REM     % OF REM    % OF REM
            MORTGAGE     MORTGAGE     MORTGAGE    MORTGAGE
              POOL         POOL         POOL        POOL
            BALANCE      BALANCE      BALANCE     BALANCE
PERIOD     3.00% PEN.   2.00% PEN.   1.00% PEN.     OPEN     TOTAL
-------------------------------------------------------------------

_____________________
(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
      Assumptions to be described in the offering prospectus.

(2)   Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)   Mortgage Loans that permit either defeasance or prepayment with yield maintenance and mortgage loans that require defeasance if the cost of defeasance is less than yield maintenances are treated herein as yield maintenance loans.

TEN LARGEST MORTGAGE LOANS AND/OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

-----------------------------------------------------------------------------------------
                                                            NUMBER OF
                                                            MORTGAGE
                                                             LOANS/
                                                            MORTGAGED       CUT-OFF DATE
                                            MORTGAGE          REAL            PRINCIPAL
NO.               LOAN NAME                LOAN SELLER     PROPERTIEES        BALANCE
-----------------------------------------------------------------------------------------

 1.    Park La Brea Apartments                IXIS          1        1     $  387,500,000
 2.    Beacon Office Portfolio                MLML          1        2        225,000,000
 3.    YPI Transwestern Portfolio             CRF           1        7        224,400,000
 4.    First Colony Mall                      MLML          1        1        194,612,784
 5.    Pinnacle Hills Promenade               MLML          1        1        140,000,000
 6.    Central Park Shopping Center           IXIS          1        1        125,000,000
 7.    Georgetown Renaissance Portfolio       MLML          1       18        100,000,000
 8.    Konover Hotel Portfolio                MLML          1       15         67,000,000
 9.    Anaheim Plaza                          MLML          1        1         61,750,000
10.    Sahara Pavilion North                  MLML          1        1         56,250,000
                                                           --       --     --------------
       TOTAL/WTD. AVG.                                     10       48     $1,581,512,784
                                                           ==       ==     ==============

--------------------------------------------------------------------------------------------------
                       % OF
          SHADOW     INITIAL
          RATING     MORTGAGE                                                           CUT-OFF
         MOODY'S/      POOL       PROPERTY     PROPERTY     LOAN BALANCE     DSCR       DATE LTV
NO.       S&P(1)     BALANCE        TYPE        SIZE(2)      PER SF/UNIT    (X)(3)    RATIO (%)(3)
--------------------------------------------------------------------------------------------------

 1.                    8.4%      Multifamily       4,238       $182,869      1.37        59.6
 2.                    4.9          Office     1,367,594            165      1.21        77.6
 3.                    4.9          Office     2,083,585            108      1.34        76.6
 4.                    4.2          Retail       416,081            468      1.16        69.5
 5.                    3.0          Retail       425,965            329      1.38        78.9
 6.                    2.7          Retail       665,487            188      1.32        78.6
 7.                    2.2         Various       303,059            330      1.31        51.0
 8.                    1.5       Hospitality       1,103         60,743      1.42        74.4
 9.                    1.3          Retail       345,708            179      1.43        67.5
10.                    1.2          Retail       333,679            169      1.40        72.1
                      ----                                                   ----        ----
                      34.2%                                                  1.32X       69.8
                      ====                                                   ====        ====

_______________________
(1)   It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the credit characteristics of the subject mortgage loan are consistent with those of investment-grade rated obligations.

(2)   Property size is indicated in rooms (for hospitality properties), in dwelling units (for multifamily properties) and square feet for all other property types.

(3)   With respect to Loan Nos. 4 and 6, calculated using stabilized appraised values. With respect to Loan Nos. 4 and 5, calculated using stabilized cash flows.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PARK LA BREA APARTMENTS

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                            Los Angeles, CA
Property Type                                                        Multifamily
Size (Units)                                                               4,238
Percentage Physical Occupancy as of June 28, 2006                          96.6%
Year Built                                                                  1943
Year Renovated                                                              1996
Appraisal Value                                                   $1,300,000,000
# of Tenant Leases                                                         4,093
Average Monthly Rent Per Unit                                             $1,652
Underwritten Economic Occupancy                                            96.1%
Underwritten Revenues                                                $93,933,103
Underwritten Total Expenses                                          $27,761,774
Underwritten Net Operating Income (NOI)                              $66,171,329
Underwritten Net Cash Flow (NCF)                                     $65,323,729
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                               IXIS Real Estate Capital Inc.
Loan Group                                                                     2
Origination Date                                                 August 10, 2006
Cut-off Date Principal Balance                                   $387,500,000(1)
Cut-off Date Loan Balance Per Unit                                   $182,869(1)
Percentage of Initial Mortgage Pool Balance                                 8.4%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.0700%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
                                                          LO(24)(2),YM(1),YM, or
Original call protection                                            DEF(88),O(7)
Lockbox                                                         None at Closing,
                                                                  Springing Hard
Cut-off Date LTV Ratio(1)                                                  59.6%
LTV Ratio at Maturity or ARD(1)                                            59.6%
Underwritten DSCR on NOI(1)                                                1.39x
Underwritten DSCR on NCF(1)                                                1.37x
--------------------------------------------------------------------------------

(1)   The Park La Brea Apartments loan was originated in the amount of
      $775,000,000, of which $387,500,000 is included in the trust. A Pari-Passu fixed rate note in the amount of $387,500,000 was included in the J.P.
      Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
      securitization. Calculations of LTV, DSCR and Cut-off Date Loan Amount per
      Unit are based on the whole loan amount.

(2)   Defeasance lock-out period expires 24 months following the closing of the
      J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
      securitization (which occurred on September 28, 2006).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Park La Brea Apartments Loan") is evidenced by a single promissory note and secured by a first mortgage encumbering in a 4,238 unit apartment complex (the "Park La Brea Apartments Property"), located in Los
Angeles, California.

The total financing amount of $775,000,000 is bifurcated into two pari-passu notes (collectively, the "Park La Brea Apartments Whole Loan"): $387,500,000 A-2
note included in the trust and a $387,500,000 A-1 note that was included in the
J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 securitization.

The principal balance of the Park La Brea Apartments Loan included in the trust represents approximately 8.4% of the initial mortgage pool balance and approximately 49.1% of the initial loan group 2 balance.

The Park La Brea Apartments Loan was originated on August 10, 2006 by IXIS Real
Estate Capital Inc. and has a remaining term of 116 months to its maturity date on August 9, 2016. The Park La Brea Apartments Loan may be voluntarily prepaid without payment of a prepayment premium on or after January, 2016 and permits defeasance with United States government obligations beginning 2 years after the closing of the J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
securitization (which occurred on September 28, 2006).

THE PROPERTY. The Park La Brea Apartments Property is a 4,238-unit apartment complex consisting of both garden style and high-rise buildings. In total, there are 68 garden apartment buildings (26 clusters), 18 high-rise (tower) apartment buildings, seven parking garages, one leasing office and two recreation buildings. The garden apartment buildings were constructed between 1943 and
1951, while the tower buildings were constructed between 1950 and 1951. The net rentable area is 4,112,655 square feet indicating an overall average unit size of 970 square feet. The overall unit mix consists of 18 studio units; 1,517 one-bedroom units; 2,416 two-bedroom units; 271 three-bedroom units; and 16 four bedroom units. The Park La Brea Apartments Property also provides an 8,200 square foot activities center that includes: an 84-seat theatre/multimedia room;
executive conference room; business center with online computer terminals, fax, copier and printing services; flexible and fully-equipped meeting/event space;
fitness center; and the Curson Cafe, featuring coffee, baked goods and sandwiches, and wi-fi connectivity. Additional amenities provided include: 6.8 miles of quiet private roads; 5 acres of parks, green belts and grassy fields; 5 miles of fitness trails; Jr. Olympic sized pool and spa; private bike path;
courtyards in garden blocks; resident community garden; putting green; outdoor amphitheatre; beauty salon; dry cleaners; video store; two playgrounds; sand volleyball court; 1,123 rental storage spaces; 24-hour patrol; 24-hour resident service; and 24-hour manned gates.

The property also includes parking for 6,766 cars both outdoors and in seven garages. 4,298 of these spaces are assigned to residents. Park La Brea
Apartments Property also offers 1,123 rental storage spaces.

The Park La Brea Apartments Property is regulated under the Los Angeles Rent
Stabilization Ordinance which is administered by the Los Angeles Housing
Department. Under the ordinance, a tenant's rent may only be increased once per year by an amount between 3% and 8% based on the consumer price index. Since
July of 1993, the allowable increase has been 3%. The Park La Brea Apartments
Property is entitled to raise rents an additional 1% annually because gas is provided centrally to residents. When a tenant moves out or is evicted, Park La
Brea Apartments Property may rent the vacated unit at market rates.

THE MARKET(1). The Park La Brea Apartments Property is located in the western portion of Los Angeles, five miles west of the central business district and 10 miles east of the Pacific Ocean. Additionally, the Park La Brea Apartments
Property is immediately adjacent to the Grove Shopping Center, Farmers Market and the Los Angeles County Museum of Art. Park La Brea Apartments is within a short driving distance to most of the major employment and entertainment centers of Los Angeles, including Downtown LA, Beverly Hills, Hollywood and Century
City.

The Los Angeles County apartment market has remained strong with vacancy rates remaining below the 5% mark since the mid-1990s. As of the first quarter of
2006, the aggregate vacancy level for multi-family properties within Los Angeles
County was reported at 3.3% with an average rental rate of $1,275. Additionally, the property's Marina Beverly Hills/West Hollywood/Park La Brea submarket reported a vacancy rate of 6.1% with an average asking rent of $1,731. As of
June 28, 2006, the property reported a vacancy rate of 3.4% with a weighted average rental rate of $1,652.

In Los Angeles County, from 2002 to 2004, completions of new apartment units averaged between 750 to 1,200 units per quarter, which is below the number needed to satisfy the Los Angeles region's needs. Developers added a decade high of 4,839 units to the Los Angeles area in 2004, which consisted mainly of luxury apartment complexes. This compares to the average annual pace of 2,620 units delivered to the market from 1995 to 2005. As of year-end 2005, Los Angeles
County averaged approximately 391 units per quarter for a total of 1,563 units added to the Los Angeles market for the year. This year-end 2005 number of completions is the lowest the county has experienced in ten years. High land prices, a lack of land for apartment construction, community resistance to new construction, and a shortage of subsidies for new affordable rental housing have limited the supply of new units coming on to the market in the Los Angeles region.

THE BORROWER. The borrower is Prime/Park LaBrea Titleholder, LLC, a Delaware limited liability company, a special purpose entity owned by Prime/Park LaBrea
Holdings, L.P., a California limited partnership. The borrower is a special purpose entity organized solely for the purpose of engaging in the business of owning the Park La Brea Apartments Property and entering into related financing transactions.

_______________________
(1)   Certain information was obtained from the appraisal of the Park La Brea
      Apartments Property dated July 11, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying appraisals.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The Park La Brea Apartments Property is managed by PLB
Management, LLC., an affiliate of the borrower.

LOCKBOX. The Park La Brea Apartments Loan requires a springing lockbox and springing cash management. During a cash management period, the loan documents require the borrower to direct tenants to pay their rents directly to a lockbox account, and all funds on deposit in such lockbox account will be transferred to a lender controlled account and will be applied in accordance with the loan documents. A cash management period will commence upon the occurrence of an event of default specified in the related mortgage loan documents and end 30 days after the date on which such event of default has been cured.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Park La Brea Apartments Loan:

          ------------------------------------------------------------
                                ESCROWS/RESERVES

          TYPE:                             INITIAL           MONTHLY
          ------------------------------------------------------------
          Taxes                            $1,582,063        $316,413
          Insurance                          $247,213        $123,607
          Immediate Repairs                        $0              $0
          Capital Expenditures                     $0              $0
          Rollover Reserve                         $0              $0
          ------------------------------------------------------------

ADDITIONAL DEBT. Any holder of any direct or indirect interests in the borrower may obtain mezzanine financing (or preferred equity financing), provided (i) the mezzanine loan is originated by a lender meeting certain criteria specified in the Park La Brea Apartments loan documents, (ii) loan to value ratio after taking into account to the mezzanine loan is less than 80% and (iii) the debt service coverage ratio including the debt service on the mezzanine loan is equal or greater than 1.10x. The lender of any permitted mezzanine financing must enter into an intercreditor agreement in form substantially similar to the form attached to the Park La Brea Apartments loan agreement or similar form reasonably acceptable to the lender and the rating agencies. In addition, under certain other circumstances, the direct and indirect equity holders of the borrower and certain affiliates of the borrower are permitted to pledge their respective equity interest in the borrower or certain affiliates of the borrower, as applicable, to a lender meeting certain criteria specified in the
Park La Brea Apartments loan documents, subject to the satisfaction of certain conditions set forth therein, including (i) such pledge not resulting in a change in the manager of the property (unless a replacement manager meets certain eligible criteria) and (ii) delivery of subordination agreements required by the lender.

SEVERANCE\RELEASE. The borrower is allowed to obtain a release of the portion of the property known as "East of Hauser" (the "East Hauser Property") securing the
Park La Brea Apartments Whole Loan without effecting a partial defeasance of the
Park La Brea Apartments Whole Loan or making a prepayment of principal provided that, among other things, after giving effect to such release, (i) the underwritten debt service coverage ratio shall not be less than 1.85x and (ii)
the loan to value ratio shall not be more than fifty percent (50%); provided, however, if either of the foregoing financial conditions is not satisfied, the borrower may effect a partial defeasance of the Park La Brea Apartments loan or make a prepayment of principal in order to satisfy such financial conditions.

In addition, the borrower is allowed to obtain a release of the East Hauser
Property or a release of the portion of the property known as "West of Hauser"
in connection with (i) a sale of either property to a special purpose entity meeting certain criteria set forth in the Park La Brea Apartments loan documents or a conveyance of either property to an affiliate of the borrower (in either case, the "Park La Brea Severed Property Borrower") and (ii) the assumption by the Park La Brea Severed Property Borrower of a portion of the loan allocated to such released property pursuant to the terms of the Park La Brea Apartments loan documents and such loan documents as shall be required to reflect the terms of the severed loan; provided that, among other things, (A) after giving effect to the severance of the Park La Brea Apartments Whole Loan, (a) the underwritten debt service coverage ratio of each loan shall not be less than 1.85x and (b)
the loan to value ratio of each loan shall not be more than 50%; provided, however, that if either of the foregoing financial conditions is not satisfied, the borrower may effect a partial defeasance of the Park La Brea Apartments
Whole Loan or make a prepayment of principal in order to satisfy such financial conditions and (B) after giving effect to the severance of the Park La Brea
Apartments Whole Loan, the aggregate outstanding principal balance of the loans is not less than 17% of the outstanding principal balance of the Park La Brea
Apartments Whole Loan immediately prior to the severance of the Park La Brea
Apartments Whole Loan.

The borrower is also allowed to obtain a release of the East Hauser Property by
(i) partially defeasing the Park La Brea Apartments Whole Loan in an amount equal to $162,000,000 or (ii) making a partial prepayment of the Park La Brea
Apartments Whole Loan in an amount equal to $162,000,000; provided that, among other things, after giving effect to such release, the underwritten debt service coverage ratio being not less than the greater of (a) the underwritten debt service coverage ratio on the closing date of the Park La Brea Apartments Whole
Loan and (b) the underwritten debt service coverage ratio immediately preceding such release.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

BEACON OFFICE PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            2
Location (City/State)                                                Chicago, IL
Property Type                                                             Office
Size (Square Feet)                                                     1,367,594
Percentage Physical Occupancy as of September 1, 2006                      87.6%
Year Built                                                                  1965
Year Renovated                                                       1984 & 1999
Appraisal Value                                                     $290,000,000
# of Tenant Leases                                                           127
Average Rent Per Square Foot                                              $15.52
Underwritten Economic Occupancy                                            92.5%
Underwritten Revenues                                                $35,885,948
Underwritten Total Expenses                                          $17,575,771
Underwritten Net Operating Income (NOI)                              $18,310,177
Underwritten Net Cash Flow (NCF)                                     $16,710,628
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                 October 3, 2006
Cut-off Date Principal Balance                                      $225,000,000
Cut-off Date Loan Balance Per SF                                            $165
Percentage of Initial Mortgage Pool Balance                                 4.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                   Fee/Leasehold
Mortgage Rate                                                            6.0500%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          NAP
Original Call Protection                                  GRTR1% or YM(56), 0(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     77.6%
LTV Ratio at Maturity or ARD                                               77.6%
Underwritten DSCR on NOI                                                   1.33x
Underwritten DSCR on NCF                                                   1.21x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Beacon Office Portfolio Loan") is evidenced by two promissory notes secured by two cross-collateralized and cross-defaulted first priority mortgage liens encumbering two Class B office buildings
(collectively, the "Beacon Office Portfolio Properties") located in Chicago,
Illinois. One of the promissory notes evidencing the Beacon Office Portfolio
Loan (the "Beacon Office Portfolio A-Note") has an initial balance of
$200,000,000 and the other promissory note evidencing the Beacon Office
Portfolio Loan (the "Beacon Office Portfolio B-Note") has an initial principal balance of $25,000,000. The Beacon Office Portfolio Loan represents approximately 4.9% of the initial mortgage pool balance and approximately 5.9%
of the initial loan group 1 balance.

The Beacon Office Portfolio Loan was originated on October 3, 2006, and has a principal balance as of the cut-off date of $225,000,000. The Beacon Office
Portfolio Loan has a remaining term of 59 months and a scheduled maturity date of November 1, 2011. The Beacon Office Portfolio Loan is prepayable subject to a prepayment penalty (except in the case of casualty or condemnation) equal to the greater of 1% of the then outstanding principal balance of the Beacon Office
Portfolio Loan and yield maintenance (calculated using a discount rate equal to the applicable U.S. Treasury Rate plus 25 basis points). Voluntary prepayment of the Beacon Office Portfolio Loan is permitted on or after August 1, 2011 without penalty.

THE PROPERTIES. The Beacon Office Portfolio Loan is secured by the fee and leasehold interests in two 21-story urban office buildings totaling approximately 1,367,594 net rentable square feet. The buildings are located on full block parcels providing superior light and views and feature a landscaped plaza and riverfront promenade. The floorplates feature column-free spans allowing flexible space planning. The Beacon Office Portfolio Properties are located directly between Union Station and the Ogilvie Transportation
Center/Northwestern Station and a short distance from the Chicago Transit
Authority elevated trains, offering excellent commuter access. The Beacon Office
Portfolio Properties also offer interstate access via Madison and Monroe streets. The Beacon Office Portfolio Properties are described more thoroughly as follows:

10 South Riverside -- Developed in 1965 and renovated in 1999, 10 South
Riverside contains approximately 684,443 square feet of net rentable area currently 80.6% leased and occupied. Occupancy is expected to increase upon the scheduled May 2007 commencement of a 112,174 sf lease to Zurich American. Trizec
Properties Inc. ("Trizec"), the former owner of the property, currently leases approximately 10% of the space with a 30-day cancellation clause. If Trizec exercise its termination option, the space could potentially be rented at higher
(market) rents. The Beacon Office Portfolio Loan features a $4 million ($59 psf of Trizec space) cash reserve to address any future leasing expenses at the 10
South Riverside property.

The following table presents certain information relating to the major tenants at the 10 South Riverside property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR TENANT INFORMATION

                                                               CREDIT RATINGS      SQUARE        %           BASE          LEASE
TENANT NAME                             PARENT COMPANY        (MOODY'S/S&P)(1)      FEET       OF GLA      RENT PSF      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Zurich American                    Zurich Financial Services        NR/A+          112,174      16.4%       $16.89(2)    4/30/2017
Trizec Properties Inc.                                               NR             67,054       9.8%       $13.46       12/31/2014
Blackman Kallick Bartelstein                                         NR             56,983       8.0%       $16.27       1/31/2016
------------------------------------------------------------------------------------------------------------------------------------

____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Expected to commence May 1, 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

120 South Riverside -- Developed in 1965 in conjunction with the construction of
10 South Riverside, 120 South Riverside consists of 683,151 square feet of net rentable area currently 94.5% leased and occupied. CDW Corporation ("CDW") is the property's largest tenant leasing 26% of the space. Given CDW's significant presence, the building is also known as the CDW Plaza. Occupancy is expected to increase in January 2007 upon CDW's 35,992 square foot expansion. CDW has an option to lease an additional floor (approximately 5% of the building's net rentable area) that is currently being occupied by State of Illinois and World
Ability Federation.

The following table presents certain information relating to the major tenants at the 120 South Riverside property

------------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR TENANT INFORMATION

                                         PARENT         CREDIT RATINGS                                    BASE RENT       LEASE
TENANT NAME                             COMPANY        (MOODY'S/S&P)(1)      SQUARE FEET     % OF GLA        PSF        EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

CDW                                                           NR               179,960         26.3%       $13.25        5/31/2021
Arnstein & Lehr                                               NR                94,170         13.8%       $10.00        3/31/2018
Hewitt Associates LLC                                         NR                73,301         10.7%       $19.10        4/30/2010
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule for the Beacon Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(2)

                                                                                                                         CUMULATIVE
             NUMBER OF    SQUARE                                  % OF                      CUMULATIVE     CUMULATIVE       % OF
              LEASES       FEET      % OF GLA      BASE RENT    BASE RENT   CUMULATIVE         % OF        BASE RENT     BASE RENT
YEAR         EXPIRING    EXPIRING    EXPIRING     EXPIRING(5)   EXPIRING    SF EXPIRING    GLA EXPIRING     EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant                    170,034      12.4%               --       0.0%       170,034         12.4%               --        0.0%
MTM              5          2,009       0.1            72,919       0.4        172,043         12.6%           72,919        0.4%
2007            19         50,511       3.7           872,588       4.7        222,557         16.3%          945,507        5.1%
2008             8         12,588       0.9           206,693       1.1        235,145         17.2%        1,152,200        6.2%
2009             7         14,313       1.0           178,584       1.0        249,458         18.2%        1,330,784        7.2%
2010            11        104,493       7.6         1,940,409      10.4        353,951         25.9%        3,271,192       17.6%
2011            13        112,765       8.2         2,102,230      11.3        466,716         34.1%        5,373,422       28.9%
2012             8         65,537       4.8         1,235,655       6.6        532,253         38.9%        6,609,077       35.6%
2013             7         58,886       4.3         1,190,159       6.4        591,139         43.2%        7,799,236       42.0%
2014            15        166,531      12.2         2,789,829      15.0        757,670         55.4%       10,589,065       57.0%
Thereafter      34        609,927      44.6         8,001,531      43.0      1,367,597        100.0%       18,590,596      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           127     1,367,594     100.0%      $18,590,596     100.0%
------------------------------------------------------------------------------------------------------------------------------------

______________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from Beacon Office Portfolio Borrower's rent roll dated September 1, 2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The Beacon Office Portfolio Properties are located in the West
Loop submarket of the Chicago Central Business District ("CBD"). The Chicago CBD
is the dominant submarket in the Midwest and one of the most concentrated office markets in the country. The Chicago CBD features 191.9 million square feet of office with Class A and Class B compositions totaling 44.7% and 37.9%, respectively. The city's five primary submarkets are the Central Loop, East
Loop, North Michigan Avenue, River North and West Loop.

The West Loop is bounded by Franklin Street to the east, Halsted Street to the west, the Chicago River to the north and Roosevelt Road to the south. The submarket benefits from a strategic location, with excellent access to commuter trains, expressway arteries and the Chicago "L" rail system, which is a unique characteristic to this submarket. The 40.5 million square foot inventory comprises 33.8% of the CBD's entire inventory. The submarket attracts law firms and major corporations from across the nation. The West Loop, the most recently developed of downtown's five submarkets, ended the second quarter 2006 with an overall vacancy rate of 18.3% and direct vacancy of 15.1%. Class B direct vacancy in the West Loop is 14.3%. Spikes in vacancy since mid-year 2004 are primarily attributable to the addition of nearly three million square feet of
Class A space with the completion of 71 South Wacker Drive and 111 South Wacker
Drive. As the West Loop continues to garner a greater share of the CBD leasing activity (nearly 57% of year-to-date net absorption), existing supply should be quickly absorbed. The addition of high profile buildings to Wacker Drive continues to drive the prestige and desirability of a West Loop location to new tenants. The West Loop's long term viability is ensured by its transportation amenities and recent changes in city zoning.

THE BORROWER. The Borrowers are 10/120 South Riverside Fee LLC (the "Fee
Borrower") and 10/120 South Riverside Property LLC (the "Leasehold Borrower"),
each a single purpose bankruptcy-remote entity controlled directly or indirectly by Beacon Capital Strategic Partners IV L.P. ("Beacon Fund IV"). Beacon Fund IV
is one of five funds sponsored by Beacon Capital Partners, LLC ("Beacon") a privately-held real estate investment firm headquartered in Boston with offices in Los Angeles, New York City, Paris and London. Formed in January 1998, Beacon
and its predecessor companies have been actively involved in the real estate business for 60 years, with an established reputation as a high-quality property owner, operator and developer of urban office and mixed-use projects across the
U.S. Under the leadership of CEO Alan Leventhal, a team of over thirty professionals implements the firm's investment strategy and actively manages the assets that are included in the company's investment portfolio.

Since its establishment, Beacon has sponsored five investment vehicles representing over $4.5 billion of aggregate equity capital from various endowments, foundations and pension funds. The company's most recent fund,
Beacon Fund IV, is the largest office-focused private equity fund in the U.S.
with $2.0 billion of committed equity capital. The Fund features a "value-added"
investment strategy with a primary focus on office properties located in a select number of primarily urban, knowledge-based target markets including
Boston, Washington, D.C., New York, Los Angeles, San Francisco, Denver, Seattle,
Chicago, London and Paris. As of June 30, 2006, the Beacon Fund IV consisted of
11 investments and 6 pending investments, representing 12.6 million square feet with a projected total cost of $6.1 billion, of which the Fund's share was $4.7 billion. As of June 30, 2006, equity allocated to the Beacon Office Portfolio
Properties represented 77% of the total equity in the Beacon Fund IV.

PROPERTY MANAGEMENT. The Beacon Office Portfolio Properties will be managed by
10/120 South Riverside Illinois Property Manager LLC, which is an affiliate of the Borrower and controlled by Beacon.

LOCKBOX. Hard lockbox, with springing cash management triggered upon an event of default under the loan documents ("Trigger Event") and ending if and when such event of default is cured at which time any applicable reserves will be returned to Borrower.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Beacon Office Portfolio Loan:

  ---------------------------------------------------------------------------
                               ESCROWS/RESERVES

  TYPE:                                  INITIAL             MONTHLY(2)
  ---------------------------------------------------------------------------
  Taxes                                         $0      1/12 of annual taxes
  Insurance                                     $0    1/2 of annual premiums
  Immediate Repairs                             $0                        $0
  Capital Expenditures                          $0                   $29,167
  Unfunded Tenant Allowance            $16,690,498                        $0
  Rollover Reserve                     $ 4,000,000                        $0
  ---------------------------------------------------------------------------

_____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(2)   Monthly reserves shall be collected only upon the occurance and during the continuation of a Trigger Event.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ADDITIONAL DEBT. None.

PERMITTED MEZZANINE DEBT. On or after January 1, 2007 provided no Trigger Event has occurred and is then continuing, the Beacon Office Portfolio Borrower may incur mezzanine debt not to exceed $10 million secured by pledges of equity interests in the Beacon Office Portfolio Borrower (the "Permitted Mezzanine
Debt") subject to satisfaction of certain conditions, which include (i) a minimum combined underwritten debt service coverage ratio of the Beacon Office
Portfolio Loan and the Permitted Mezzanine Debt of at least 1.25x; (ii) the combined loan-to-value ratio with respect to the Beacon Office Portfolio Loan and any Permitted Mezzanine Debt is no greater than 80%; (iii) the lender under the Permitted Mezzanine Loan (the "Permitted Mezzanine Lender") is reasonably acceptable to lender and to the rating agencies; (iv) lender and the Permitted
Mezzanine Lender enter into an intercreditor agreement in form and substance reasonably acceptable to lender and to the rating agencies, and the mezzanine loan documents are in form and substance reasonably acceptable to lender and to the rating agencies; and (v) lender has received confirmation from each of the applicable rating agencies that the Permitted Mezzanine Debt will not, by itself, result in a downgrade, withdrawal or qualification of the then current ratings assigned to any certificates.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

AIR RIGHTS LEASE. The Beacon Office Portfolio Properties are subject to two air rights leases, however, no lease payments are required for the term of the leases. Under the air rights leases, Fee Borrower is the lessor and Leasehold
Borrower is the lessee. The leases have a term which extends not less than twenty (20) years beyond the maturity date of the Beacon Office Portfolio Loan.
The two leases are referred to as air rights leases since ownership of the underground portion of the properties was retained by a railroad company in order to build, maintain and operate railroad tracks. That underground portion is owned by Chicago Union Station Co., a wholly owned subsidiary of Amtrak
("CUSCO"). The previous owner of the two properties, Trizec Hahn Corporation,
(i) acquired via one subsidiary the lessee interest in the air rights leases, and (ii) acquired via a separate subsidiary the lessor interest in the air rights leases and the fee owner interest in the buildings and related underground columns and support structures. Fee ownership of the underground railroad tracks and related structures remains with CUSCO. Mutual easement rights and maintenance obligations are ensured by a Reciprocal Easement and
Operating Agreement ("REOA") for each of the two properties. Beacon acquired the
Trizec lessee interests in the air rights leases, the Trizec lessor/fee owner interests, and the related rights under the REOA's. Beacon pledged both interests in the two properties, and the rights under the REOA's, as security for the Beacon Office Portfolio Loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

YPI TRANSWESTERN PORTFOLIO LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            7
Location (City/State)                                                        (1)
Property Type                                                             Office
Size (Square Feet)                                                     2,083,585
Percentage Physical Occupancy as of July-August 2006(2)                   83.65%
Year Built                                                                   (1)
Year Renovated                                                               (1)
Appraisal Value(3)                                                  $292,900,000
# of Tenants                                                                 203
Average Rent Per Square Foot                                              $16.55
Underwritten Economic Occupancy                                           86.90%
Underwritten Revenues                                               $ 39,996,535
Underwritten Total Expenses                                         $ 19,699,263
Underwritten Net Operating Income (NOI)                             $ 20,297,272
Underwritten Net Cash Flow (NCF)                                    $ 17,823,249

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                November 8, 2006
Cut-off Date Principal Balance                                      $224,400,000
Cut-off Date Loan Balance Per Square Foot                                   $108
Percentage of Initial Mortgage Pool Balance                                 4.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.8300%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(26),Def(32),O(2)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     76.6%
LTV Ratio at Maturity or ARD                                               76.6%
Underwritten DSCR on NOI                                                    1.53
Underwritten DSCR on NCF                                                    1.34
--------------------------------------------------------------------------------

(1)   See the table titled "YPI Transwestern Portfolio Properties" under "The
      Properties" to follow.

(2)   Occupancy date range based on applicable rent roll per property.

(3)   Based on the stabilized appraised values for the 1600 Corporate Center property and the Kensington Corporate Center property. The Cut-off Date
      LTV Ratio and LTV Ratio at Maturity are both 78.43% based on an "as is"
      appraised value of $286,100,000 for the whole portfolio.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "YPI Transwestern Portfolio Loan") is a cross-collateralized and cross-defaulted loan evidenced by six promissory notes secured by first mortgages and deeds of trust encumbering five Class A office buildings and two Class B office buildings (collectively, the "YPI
Transwestern Portfolio Properties") located in Chicago, Illinois (4 properties)
and Dallas, Texas (3 properties). The YPI Transwestern Portfolio Loan represents approximately 4.9% of the initial mortgage pool balance and approximately 5.9%
of the initial loan group 1 balance.

The YPI Transwestern Portfolio Loan was originated on November 8, 2006, and has a principal balance as of the cut-off date of $224,400,000. The YPI Transwestern
Portfolio Loan has a remaining term of 58 months and a scheduled maturity date of October 8, 2011. The YPI Transwestern Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with
United States Treasury obligations or other non-callable government securities
(and in the case of a partial defeasance, in the amount set forth under "Release
Provisions" below) beginning two years after the creation of the securitization trust. Voluntary prepayment of the YPI Transwestern Portfolio Loan is permitted on or after September 8, 2011, without penalty.

THE PROPERTIES. The YPI Transwestern Portfolio Properties consist of seven office buildings, four located in Chicago, Illinois and three located in Dallas,
Texas, covering four different submarkets. The YPI Transwestern Portfolio
Properties consist, in the aggregate, of approximately 2,083,585 square feet of which 83.7% is leased to 203 tenants. Across the Portfolio, only one tenant,
Countrywide Financial Corporation, represents 5% or greater of the total occupied square footage.

The four Chicago properties are comprised of the following:

200 North LaSalle. The property is a 629,040 square foot, thirty-story, Class A office building built in 1984 and situated on a 0.747-acre site in the Central
Loop of the Chicago central business district ("CBD"). The newly remodeled building has a technical infrastructure served by three electrical substations and includes state-of-the art telecommunication capabilities, upgraded electrical service, abundant riser space and a sophisticated HVAC system with 26 zones per floor. The recent renovation included a redesigned front entrance, main lobby, tenant corridors and signage, and the building is unique in that rather than having a traditional four corner configuration, one side of the building has a saw-tooth floor plate design which provides multiple corner offices for each floor. The property has average floor plates of 22,800 square feet, and tenant space ranges from 36 square feet (storage space) to 97,116 square feet. The property does not have on-site parking, but there are several parking garages within close proximity to the property. Currently, the building is 91.0% occupied by 47 tenants, the largest of which is Travelers Indemnity
Company, representing 15.4% of the building. The Travelers Indemnity Company's lease expires in April 2011.

1600 Corporate Center. The property is a 254,448 square foot, twelve-story,
Class A- office building built in 1986 and situated on a 6.0-acre site in
Rolling Meadows, within Chicago's Northwest Suburban Office submarket. Surface parking provides 760 spaces (2.99 per 1,000 square feet). The property has average floor plates of 20,900 square feet, and tenant space ranges from 1,052 square feet to 106,527 square feet. The building is 71.5% occupied by 15 tenants, the largest of which is Countrywide Financial Corporation, representing
41.8% of the building. A majority of the space leased by Countrywide Financial
Corporation expires in July 2013 (however, 13,556 square feet expires in
November and December 2008). The building enjoys excellent local access provided by five major interchanges and Pace bus routes and is located only 15 minutes from O'Hare International Airport and 30 minutes from Chicago's downtown CBD.

Bannockburn Corporate Center. The property is a 205,402 square foot, three-story, Class A office building built in 2000 and situated on a 15.517-acre site in Bannockburn, within Chicago's Northwest Suburban Office submarket. The building features an interior lobby consisting of a three-story, open-air atrium with a full glass curtain wall, skylight, decorative wood paneling, and granite and terrazzo flooring. Additional amenities include a pool, exercise room, tennis courts, playground, controlled access gates and paved surface and below grade parking offering 786 spaces (3.83 per 1,000 square feet). The property has average floor plates of 70,000 square feet, and tenant space ranges from 500 square feet to 41,123 square feet. The building is 87.5% occupied by 12 tenants, the largest of which is GE Capital, representing 20% of the building. The GE
Capital lease expires in November 2010. Located immediately east of Interstate
294 and immediately north of Illinois Route 22, the property is in close proximity to the affluent North Shore suburbs of Chicago.

Kensington Corporate Center. The property is an 86,107 square foot, four-story,
Class A office building built in 1986 and situated on a 8.870-acre site in
Mount Prospect, within Chicago's Northwest Suburban Office submarket. The building features a two-story atrium lobby and has a parking ratio of 5.27 spaces per 1,000 square feet with 454 surface and covered spaces. The property has average floor plates of 23,000 square feet. The building is 100% occupied by
Metropolitan Life Insurance Company ("MetLife") and is located in the Kensington
Center Business Park. The property has good access to I-294 and is served by
Pace bus routes and a nearby Metro Station. MetLife has been a tenant of
Kensington Corporate Center since its completion, under an initial lease for
71,000 square feet. In 1997, the tenant expanded into the entire building. The tenant is fully utilizing the property. The MetLife lease expires in July 2008.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The Dallas Properties are located adjacent to one another in the Energy Square development in the North Central Expressway submarket of Dallas. The three
Dallas properties are comprised of the following:

6688 North Central Expressway. The property (the "Central Property") is a
296,624 square foot, sixteen-story Class A office building built in 1985 and situated on a 2.5-acre site approximately 5 miles north of the Dallas CBD.
Additional improvements include a 6-level sub-grade parking garage with 982 spaces (3.31 per 1,000 square feet). Since 2003 the property has undergone approximately $1,462,296 in capital improvements, covering $488,000 in exterior renovations, $391,542 in interior remodeling and $582,754 in systems upgrades.
The property has average floor plates of 18,200 square feet, and tenant space ranges from 1,606 square feet to 38,714 square feet. Currently, the building is
82.3% occupied by 21 tenants, the largest of which is DAVACO, Inc. ("DAVACO"), representing 13.1% of the building. The DAVACO lease expires in December 2011.

Energy Square I. The property is a 254,338 square foot, fourteen-story Class B office building built in 1974 and situated on a 6.4-acre site approximately 5 miles north of the Dallas CBD. Additional improvements include a 2-level parking structure which provides 468 parking spaces and a grade-level parking lot with
372 parking spaces, totaling 840 parking spaces (3.3 per 1,000 square feet). In addition, since 2003, the property has undergone $935,191 in capital improvements and in 2004, all corridors and common area floors were upgraded with new carpet, wall covering and elevator lobby lights. The property has average floor plates of 22,400 square feet, and tenant space ranges from 226 square feet to 25,948 square feet. Currently, the building is 76.6% occupied by
74 tenants, the largest of which is National Energy Group, representing 10.2% of the building. The National Energy Group's lease expires in December 2007.

Energy Square II. The property is a 357,626 square foot, sixteen-story Class B office building built in 1980 and situated on a 3.25-acre site approximately 5 miles north of the Dallas CBD. Additional improvements include 306 surface parking spaces (shared with the Energy Square I building) and 1,211 garage parking spaces. Since 2004, the property has undergone $1,430,269 in capital improvements. The property has average floor plates of 18,540 square feet, and tenant space ranges from 367 square feet to 84,598 square feet. Currently, the building is 79.4% occupied by 32 tenants, the largest of which is Sears, Roebuck and Co., representing 23.7% of the building. The Sears' lease expires in
November 2011.

The following tables present certain information regarding the YPI Transwestern
Portfolio Loan Properties.

--------------------------------------------------------------------------------
                      YPI TRANSWESTERN PORTFOLIO PROPERTIES

                                         ALLOCATED           YEAR
     PROPERTY           LOCATION        LOAN AMOUNT     BUILT/RENOVATED
--------------------------------------------------------------------------------

200 North LaSalle       Chicago,       $ 92,000,000          1984
                        Illinois
Energy Square II     Dallas, Texas    $27,947,894 (1)     1980 / 1981

Bannockburn           Bannockburn,     $ 28,800,000          2000
    Corporate           Illinois
    Center
6688 North Central   Dallas, Texas     $ 28,000,000          1985

Energy Square I      Dallas, Texas    $19,952,106 (1)        1974
1600 Corporate          Rolling        $ 18,900,000          1986
    Center              Meadows,
                        Illinois
Kensington               Mount         $  8,800,000          1986
    Corporate          Prospect,
    Center              Illinois
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED                        $224,400,000
    AVERAGE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

                                        % OF TOTAL                                                 APPRAISED
     PROPERTY         SQUARE FEET       SQUARE FEET        OCCUPANCY        LARGEST TENANT           VALUE
----------------------------------------------------------------------------------------------------------------

200 North LaSalle       629,040            30.2%             91.0%        Travelers Indemnity     $116,000,000
                                                                                Company
Energy Square II        357,626            17.2              79.4         Sears, Roebuck and       37,400,000
                                                                                  Co.
Bannockburn             205,402             9.9              87.5             GE Capital           36,000,000
    Corporate
    Center
6688 North Central      296,624            14.2              82.3               DAVACO             35,400,000
Energy Square I         254,338            12.2              76.6           National Energy        26,700,000
                                                                                 Group
1600 Corporate          254,448            12.2              71.5             Countrywide       $29,300,000 (2)
    Center                                                                     Financial
                                                                              Coporation
Kensington               86,107             4.1              100.0         MetLife Insurance    $12,100,000 (3)
    Corporate                                                                   Company
    Center
----------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED        2,083,585          100.0%             83.7%                                $292,900,000
    AVERAGE
----------------------------------------------------------------------------------------------------------------

1     Energy Square I and II secure one note totaling $47,900,000. The amounts shown here were determined using the appraised values of both properties.

2     1600 Corporate Center has an "as is" appraised value of $23,500,000.

3     Kensington Corporate Center has an "as is" appraised value of $11,100,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR TENANT INFORMATION(1)

                                                           CREDIT RATING
                                                            (MOODY'S /      SQUARE    % OF    BASE RENT   % OF TOTAL    LEASE
TENANT NAME                         PARENT COMPANY            S&P)(2)        FEET      GLA       PSF      BASE RENT   EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Countrywide Financial                                         A3 / A        106,527    5.1%    $ 9.53        3.52%     7/14/2013(3)
  Coporation
Travelers Indemnity Company       St. Paul Travelers         Aa3 / AA-       97,116    4.7      15.70        5.29      4/30/2011
                                Insurance Company Ltd.
Focal Communications             Broadwing Corporation          NR           95,103    4.6      17.25        5.69      6/30/2008
  Corporation(4)
MetLife Insurance Company            MetLife Inc.             A2 / A         85,487    4.1      11.26        3.34      7/31/2008
Sears, Roebuck and Co.           Sears Holdings Corp.        Ba1 / BB+       84,598    4.1      19.54        5.73     11/30/2011
New York Life                 New York Life Insurance Co.    Aa2 / AA+       57,532    2.8      16.46        3.28      9/30/2010
AMA Services                                                    NR           51,030    2.4      15.16        2.68     10/31/2007
GE Capital                       General Electric Co.        Aaa / AAA       41,123    2.0      15.59        2.22     11/16/2010
DAVACO                                                          NR           38,714    1.9      17.50        2.35     12/30/2011
Hartline Dacus Dreyer                                           NR           38,509    1.8      19.97        2.67      5/31/2008
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                      695,739   33.4%                 36.77%
-----------------------------------------------------------------------------------------------------------------------------------

1     Based on information obtained from the YPI Transwestern Portfolio
      Borrowers' rent rolls dated from July 11, 2006 to August 8, 2006.

2     Credit Ratings are of the parent company whether or not the parent guarantees the lease.

3     Countrywide Financial Corporation leases 92,971 square feet that expire in
      July 2013 and 13,556 square feet that expire in November and December
      2008.

4     Careerbuilder subleases 48,668 square feet from Focal Communications
      Corporation.

-----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1,2)

                                                                                                                   CUMULATIVE
            NUMBER OF                                         % OF     CUMULATIVE                     CUMULATIVE      % OF
             TENANTS    SQUARE FEET  % OF GLA   BASE RENT   BASE RENT  SQUARE FEET  CUMULATIVE % OF   BASE RENT    BASE RENT
YEAR         EXPIRING    EXPIRING    EXPIRING   EXPIRING    EXPIRING    EXPIRING     GLA EXPIRING      EXPIRING     EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

Vacant                     340,666     16.3%            --      0.0%      340,666         16.3%                --      0.0%
MTM             14          12,556     0.60    $   257,476      0.9       353,222        16.95        $   257,476      0.9
2006             3           4,010     0.19         78,106     0.27       357,232        17.15            335,582     1.16
2007            48         194,393     9.33      3,310,196    11.48       551,625        26.47          3,645,778    12.64
2008            41         357,347    17.15      5,686,317    19.72       908,972        43.63          9,332,095    32.36
2009            23         119,995     5.76      2,085,741     7.23     1,028,967        49.38         11,417,836    39.59
2010            19         218,387    10.48      3,745,768    12.99     1,247,354        59.87         15,163,604    52.58
2011            21         333,475    16.00      5,797,863    20.10     1,580,829        75.87         20,961,467    72.68
2012            12         114,316     5.49      2,071,342     7.18     1,695,145        81.36         23,032,809    79.86
2013             6         159,554     7.66      2,045,131     7.09     1,854,699        89.01         25,077,940    86.95
2014             6          94,823     4.55      1,570,134     5.44     1,949,522        93.57         26,648,074    92.39
2015             7          97,340     4.67      1,500,040     5.20     2,046,862        98.24         28,148,114    97.60
Thereafter       3          36,723     1.76        693,474     2.40     2,083,585       100.00         28,841,588   100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL          203       2,083,585    100.0%   $28,841,588    100.0%
-----------------------------------------------------------------------------------------------------------------------------

1     Based on information obtained from the YPI Transwestern Portfolio
      Borrowers' rent rolls dated from July 11, 2006 to August 8, 2006.

2     The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The YPI Transwestern Portfolio Properties consists of office buildings are located in Chicago, Illinois and in Dallas, Texas, covering four different submarkets.

The Chicago Market. The Chicago properties in the YPI Transwestern Portfolio are located in Chicago, Illinois and its surrounding submarkets. With a population of 8,585,217 the Chicago-Naperville-Joliet, IL-IN-WI Metropolitan Statistical
Area ("Chicago MSA") is the 3rd largest in the United States. According to CB
Richard Ellis, the Chicago MSA office market consists of myriad downtown and suburban submarkets that total 218.8 million square feet of net rentable area.
The Chicago CBD accounts for 119.97 million square feet (or 54.8% of the total inventory) while the suburban office markets combine to account for 98.8 million sf (or 45.2% of the total inventory). The overall vacancy in the Chicago MSA as of the second quarter 2006 was 18.1%. The YPI-Transwestern Portfolio properties are located within three of the Chicago MSA submarkets as follows: 200 North
LaSalle, Chicago Downtown CBD; 1600 Corporate Center and Kensington Corporate
Center, Northwest Suburban submarket; and Bannockburn Corporate Center, North
Suburban submarket.

The Chicago CBD office market comprises five submarkets, and 200 North LaSalle is located in the Central Loop submarket, the second largest, representing
41,805,134 square feet, or 34.84% of the total CBD inventory. As of the second quarter of 2006, while the Chicago CBD reported an overall vacancy of 16.8%, the
Central Loop had a vacancy of 15%, a decrease of 0.7% during this quarter. The
Central Loop submarket has generally outperformed the overall market. There are four major Class A office buildings recently completed in the Chicago CBD; all are over 75% pre-leased. Located within the heart of the CBD in one of the most prestigious and tightest CBD sectors, LaSalle Street is in close proximity to
Chicago's major government buildings and largest commuter railroad stations.
According to CoStar's Mid-Year Report, the LaSalle Street CBD submarket has a total office inventory of approximately 8.3 million rentable square feet, a vacancy of 12.2% and an average quoted rate of $26.77 per square foot.

The Northwest Suburban submarket provides great access and is situated at the crossroads of the Illinois highway system and the western edge of the O'Hare
International Airport submarket. The Northwest suburban office market consists of 25,285,916 square feet (11.6% of the total Chicago MSA and 25.6% of the total suburban inventory) and is currently 21.1% vacant. However, second quarter 2006 net absorption was 160,286 square feet, and there does not appear to be any new supply that is currently coming on-line. Kensington Corporate Center and 1600
Corporate Center are Class A properties within the submarket located in the cities of Mount Prospect and Rolling Meadows, respectively. Class A properties in the Northwest Suburbs total 12.1 million square feet (or 48% of total submarket inventory) and have a direct vacancy of 17.7% with asking rental rates ranging between $12.00 to $16.50 per square foot.

The North Suburban Office Market includes 5,651,782 square feet (2.6% of the total Chicago MSA and 5.7% of the total suburban inventory), and as of the second quarter 2006, overall vacancy was 17.0% (the second tightest suburban submarket) with net absorption of 32,038 square feet and average rental rates ranging between $7.00 to $18.50 per square foot. Average occupancy in the North
Suburbs submarket is 2.5% higher than that of the overall Suburban submarket and
1.0% higher than that of the overall Chicago MSA. Bannockburn Corporate Center is a Class A office building located in this submarket, and according to the second quarter 2006 CBRE survey, the submarket is comprised of six Class A properties (18.5% of the submarket's building inventory), exhibiting the lowest vacancy rate with 2.3%.

The Dallas Market. The Dallas/Fort Worth office market consists of 17 submarkets that total 276 million square feet of office space in 5,316 buildings. The total vacant square footage consists of 48.5 million square feet or 17.6%, the lowest overall vacancy rate since the second quarter of 1999. Experiencing positive net absorption consistently since 2004, the market had net absorption of 1,571,666 square feet during the most recent second quarter of 2006 and reported an average asking lease rate of $18.46 per square foot.

The Dallas properties are located in the Central Expressway submarket, which is located along U.S. 75 and is accessible to every major market in Dallas.
Demographically, the three-mile area surrounding the properties is one of the most densely populated and affluent areas in the State of Texas. The Central
Expressway corridor is considered to be the geographical spine of the Dallas area and benefits from its proximity to the downtown area, the primary employment center in North Texas with more than 134,000 workers and 2,500 businesses, including three Fortune 500 companies, accounting firms, and financial institutions. The buildings benefit from being three of only a handful of suburban office properties located directly on a DART light rail stop.

According to the Appraiser, the Dallas buildings compete directly with eight
Class A and B office buildings that were built between 1966 and 1988, contain an aggregate of 3,745,222 square feet, and range from 9 to 42 stories in height.
The comparable properties have an average vacancy of 15.66% (ranging from 6.25%
to 29.97%); however, excluding the two outliers, six of the properties have an average vacancy of 11.2%. Quoted rental rates range from $14.50 per square foot to $24.00 per square foot, with most of the properties quoting rents in the range of $16.50 per square foot to $23.00 per square foot.

THE BORROWERS. There are six individual borrowers (collectively, the "YPI
Transwestern Portfolio Borrowers"), each of which is a single purpose entity that is a Delaware limited liability company. The sole member of each borrower is YPI CD Mezz Borrower, LLC. The ultimate indirect controlling parent of the
YPI Transwestern Portfolio Borrowers is Younan Properties, Inc. ("YPI").

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

YPI specializes in acquiring and turning around non-stabilized office properties throughout the U.S. YPI was founded 5 years ago by Zaya Younan, the current CEO of YPI. Mr. Younan, the non-recourse carve out guarantor of the YPI Transwestern
Portfolio Loan, has over 10 years of experience in commercial real estate and building operation management. He has assembled a senior management team that possesses a vast amount of experience across many areas within commercial real estate including acquisition and dispositions, building operation, finance, leasing, asset management, and development. The 9 person management team specializes in office, retail, multi-family, and hotel properties. In less than
3 years after YPI's inception, the company purchased over 30 office buildings totaling 5 million square feet and 2 full-service hotels with 780 rooms. In the past 2 years YPI has also sold 10 office buildings totaling 1 million square feet. YPI currently owns 5 office buildings totaling just over 800,000 square feet in the Dallas market.

PROPERTY MANAGEMENT. The property manager for the YPI Transwestern Portfolio
Properties is Younan Investment Properties, L.P., an affiliate of YPI.

LOCKBOX. The YPI Transwestern Portfolio Loan requires a hard lockbox and springing cash management. The loan documents require the YPI Transwestern
Portfolio Borrowers to direct tenants to pay their rent directly to a lockbox account. Prior to a Cash Sweep Event, all rents are swept from the lockbox account to an account designated by the YPI Transaction Portfolio Borrowers.
Following the occurrence of a Cash Sweep Event and until the occurrence of a
Cash Sweep Termination Event, all rents are swept from the lockbox account to an account controlled by the lender.

A "Cash Sweep Event" means (a) the occurrence of an event of default under the loan documents or (b) the aggregate debt service coverage ratio (including the mezzanine loan described below) as of the last day of any calendar quarter is less than 1.00x.

A "Cash Sweep Termination Event" means when an event of default no longer exists or with respect to the matter described in clause (b) above, the aggregate debt service coverage ratio has been at least 1.05x for three consecutive calendar months.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the YPI Transwestern Portfolio Loan.

       ------------------------------------------------------------------
                                ESCROWS/RESERVES

       TYPE:                                       INITIAL        MONTHLY
       ------------------------------------------------------------------
       Taxes ................................    $2,276,324      $679,555
       Insurance ............................      $168,322       $15,114
       TI/LC Reserve(1) ......................     $727,023      $138,864
       Additional Rollover Reserve ..........    $2,000,000            $0
       Capital Expenditure Reserve(2) ........           $0       $34,716
       Dionex Free Rent Reserve(3) ...........     $645,000            $0
       AMA Reserve(4) ........................     $470,000       $63,000
       Free Rent Reserve(5) ..................   $1,658,208            $0
       Landlord TI/LC Reserve(6) .............   $5,411,391            $0
       ------------------------------------------------------------------

1     Capped at $2,250,000. Additionally beginning August 2007 and continuing until July 2008, the YPI Transwestern Portfolio Borrowers are also required to deposit $83,333 monthly, until the reserve contains
      $1,000,000; if MetLife gives notice of its intention to vacate the premises, amounts in the reserve may be used to fund tenant improvement and leasing commission costs related to retenanting the building.

2     Reserve capped at $625,000.

3     Structured to cover rent under the lease. This reserve may be released to the YPI Transwestern Portfolio Borrowers upon the receipt of an executed estoppel demonstrating that DIONEX is currently occupying its space, open for business and paying full rent under the lease.

4     To be used for tenant improvement and leasing commissions related to the renewal of the AMA lease. Additionally, the YPI Transwestern Portfolio
      Borrowers are also required to fund an additional $63,000 per month for the first 10 months of the term of the YPI Transwestern Portfolio Loan.

5     Funded at closing for rent abatements provided to certain tenants. This reserve may be released to the YPI Transwestern Portfolio Borrowers according to a schedule set forth in the YPI Transwestern Portfolio Loan documents.

6     Structured to cover outstanding obligations pursuant to several leases.
      This reserve may be released to the YPI Transwestern Portfolio Borrowers upon the satisfaction of the obligations under the YPI Transwestern
      Portfolio Loan documents and delivery of executed estoppels.

CASHFLOW SWEEP. Commencing on the occurrence of a Cash Sweep Event (as defined above) and until the occurrence of a Cash Sweep Termination Event, any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses, extra-ordinary expenses and, provided no event of default exists, after payment of scheduled monthly principal and interest then due and payable under the mezzanine loan (excluding any principal payable in the event the mezzanine loan has matured or been accelerated) will be swept into the
Cash Sweep Reserve Account and held as additional collateral.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

MEZZANINE DEBT. YPI CD Mezz Borrower, LLC (the "Mezzanine Borrower"), the sole member of each of the YPI Transwestern Portfolio Borrowers, has incurred mezzanine debt in the aggregate amount of $36,500,000 secured by its equity interests in the YPI Transwestern Portfolio Borrowers. The mezzanine debt is scheduled to mature on October 8, 2011. The mezzanine debt is currently held by
Countrywide Commercial Real Estate Finance, Inc. Until the date on which the mezzanine loan is defeased or repaid in full, the Mezzanine Borrower will be required to pay to the mezzanine lender a certain participation interest, as described in the mezzanine loan documents.

OPTION TO CONVERT MEZZANINE LOAN TO PREFERRED EQUITY. At mezzanine lender's discretion, the mezzanine loan or any portion thereof may be converted to a preferred equity interest in the Mezzanine Borrower; any portion of the mezzanine loan converted to preferred equity will be required to have substantially the same terms as the mezzanine loan.

PARTIAL ASSUMPTION AND RELEASE FROM CROSS COLLATERALIZATION. The loan documents permit the assumption of portions of the YPI-Transwestern Portfolio Loan and the release of the related individual property from the cross collateralization, subject to a variety of conditions including maximum leverage requirements, underwriting tests, tenant-specific extension requirements and payment of a transfer fee. In addition, additional TI/LC reserves may be required to the extent that there are rollover concentrations.

RELEASE PROVISIONS. Individual YPI Transwestern Portfolio Properties may be
released from the lien of the related mortgage upon defeasance by the YPI
Transwestern Portfolio Borrowers of a principal amount equal to the highest of the following amounts (i) (x) 100% of the allocated loan amount for the applicable release property (other than the Central Property) and (y) 105% of the allocated loan amount for the central Property; provided, however, if the
Central Property is the last remaining individual property then subject to the lien of the loan documents, then 100% of the allocated loan amount for the
Central Property; or (ii) the amount that, after giving effect to the partial release, would result in a minimum aggregate debt service coverage ratio
(including the mezzanine loan) for a going forward twelve month period of 1.07x.
In connection with any release as provided above, the Mezzanine Borrower will be required to simultaneously partially defease the mezzanine loan pro rata in accordance with the terms of the mezzanine loan documents.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

FIRST COLONY MALL

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Sugar Land, TX
Property Type                                                             Retail
Size (Square Feet)                                                       416,081
Percentage Physical Occupancy as of October 3, 2006                        79.5%
Year Built                                                                  1996
Year Renovated                                                              2006
Appraisal Value                                                     $280,000,000
# of Tenant Leases                                                            98
Average Rent Per Square Foot                                              $25.96
Underwritten Economic Occupancy                                            92.2%
Underwritten Revenues                                                $22,808,433
Underwritten Total Expenses                                           $6,499,438
Underwritten Net Operating Income (NOI)                              $16,308,995
Underwritten Net Cash Flow (NCF)                                     $15,627,655
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                              September 11, 2006
Cut-off Date Principal Balance                                      $194,612,784
Cut-off Date Loan Balance Per SF                                            $468
Percentage of Initial Mortgage Pool Balance                                 4.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.6260%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          360
Original Call Protection                                    LO(26),DEF(24),O(10)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     69.5%
LTV Ratio at Maturity or ARD                                               64.8%
Underwritten DSCR on NOI                                                   1.21x
Underwritten DSCR on NCF                                                   1.16x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "First Colony Mall Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 416,081 square foot portion of a single-story, Class-A, enclosed regional mall (the "First
Colony Mall Property") located in Sugar Land, Texas. The First Colony Mall Loan represents approximately 4.2% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance.

The First Colony Mall Loan was originated on September 11, 2006, and has a principal balance as of the cut-off date of $194,612,784. The First Colony Mall
Loan has a remaining term of 58 months and a scheduled maturity date of October
1, 2011. The First Colony Mall Loan permits defeasance of the entire loan with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the First Colony Mall Loan is permitted on or after January 1,
2011 without penalty.

THE PROPERTY. The First Colony Mall Property is a single-story 1.1 million sf,
Class-A, enclosed regional mall and recently constructed (and to be completed)
expansion. The First Colony Mall Property is anchored by Dillard's (210,000 sf),
Foley's (200,000 sf), JC Penney (125,000 sf), Dillard's Men/Home (84,048 sf),
and a 24 screen AMC Theatres (89,290 sf). The collateral for the First Colony
Mall Loan includes the AMC Theatres, in-line shops, the completed Phase I and to be completed Phase II of the lifestyle expansion. None of the anchor stores are part of the collateral securing the First Colony Mall Loan. Major tenants include Forever 21, The Cheesecake Factory, Anthropologie, Pottery Barn and
Barnes & Nobles.

The property is located at 16535 Southwest Freeway in the heart of the master planned community known as First Colony located in Sugar Land, Texas, a southwestern suburb of Houston, Texas.

Situated on 62.60 acres, the First Colony Mall Property was constructed in 1996.
The property is currently undergoing a two phase 122,279 square foot expansion.
Phase I, featuring The Cheesecake Factory and Kona Grill, opened in March and
August 2005. Phase II consists of an 80,000 square foot lifestyle addition that was completed in October 2006.

The following table presents certain information relating to the major tenants at the First Colony Mall Property:

---------------------------------------------------------------------------------------------------------------------------
                                                 MAJOR TENANT INFORMATION

                                                                   CREDIT RATINGS   SQUARE    % OF   BASE RENT     LEASE
TENANT NAME                                  PARENT COMPANY       (MOODY'S/S&P)(1)   FEET     GLA      PSF(3)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

AMC Theatres                             AMC Entertainment, Inc.        NR/B         89,290   17.7%    $ 5.62    12/31/2017
Barnes & Noble                                                           NR          29,996    5.9%    $18.34     11/1/2027
Pottery Barn                                                             NR          15,177    3.0%    $31.00     1/31/2018
The Cheesecake Factory                                                   NR          10,597    2.1%    $30.00     1/31/2026
Forever 21                                                               NR          10,022    2.0%    $17.00     1/31/2017
---------------------------------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE                                                              155,082   30.7%    $12.97
---------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the First Colony Mall Property:

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(2,3)

                                                                                                                 CUMULATIVE
              NUMBER      SQUARE                               % OF                    CUMULATIVE   CUMULATIVE      % OF
             OF LEASES     FEET     % OF GLA    BASE RENT    BASE RENT   CUMULATIVE     % OF GLA    BASE RENT    BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING    SF EXPIRING    EXPIRING     EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------------

Vacant                   103,753      20.5%             --      0.0%       103,753        20.5%             --      0.0%
MTM              6        15,257       3.0         363,492      3.5        119,010        23.5         363,492      3.5
2007             8        15,905       3.1         390,012      3.7        134,915        26.7         753,504      7.2
2008            10        41,604       8.2       1,140,780     10.9        176,519        34.9       1,894,284     18.2
2009             7        15,070       3.0         478,500      4.6        191,589        37.9       2,372,784     22.8
2010             3        10,502       2.1         234,156      2.2        202,091        40.0       2,606,940     25.0
2011             3         5,421       1.1         238,280      2.3        207,512        41.1       2,845,220     27.3
2012             7        13,927       2.8         553,056      5.3        221,439        43.8       3,398,276     32.6
2013             6         8,657       1.7         549,384      5.3        230,096        45.5       3,947,660     37.9
2014             5        15,209       3.0         346,488      3.3        245,305        48.5       4,294,148     41.2
Thereafter      43       260,066      51.5       6,131,090     58.8        505,371       100.0      10,425,239    100.0
---------------------------------------------------------------------------------------------------------------------------
TOTAL           98       505,371     100.0%    $10,425,239
---------------------------------------------------------------------------------------------------------------------------

___________________________
1     Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

2     Information obtained from the First Colony Mall Borrower's rent roll dated
      October 3, 2006.

3     Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). The First Colony Mall Property is a dominant retail draw within a primary trade area of 10 miles and benefits from superior accessibility via the regional Interstate network and local arterials that provide linkages throughout the Houston MSA. Population within the primary trade area exceeded 748,000 people consisting of approximately 249,000 households in 2005, an approximately
2.7% compound annual growth rate since 2000, above the state average of approximately 1.7%. Annual population growth within this radius is projected at
2.5% to approximately 847,000 people by 2010, better than the state average over the same period of 1.6%. Average 2005 annual household income for the primary trade area was $69,041 and projected to increase by over 12% to $77,550 in 2010.
Financial demographics within a 5-mile radius are stronger with an average 2005 household income of $103,231.

Strong residential and commercial growth, combined with the excellent economic outlook for the trade area and the Houston metropolitan area as a whole, have created an ideal setting for the current mall expansion. The Houston metro area is a comparatively young market with median age of 32.8 years, considerably younger than that of both the Top 100 major markets and the U.S. overall, at
35.9 and 36.2 years, respectively. Approximately 26% of the Houston population has a 4-year degree or better and 20.1% of its households have annual incomes of
$100,000 or greater. The long-term outlook for the Houston retail market is generally promising. Net job growth occurred in 2004 and 2005 and housing starts have remained strong.

THE BORROWER. GGP-Sugar Land Mall, L.P., a Delaware limited partnership and special purpose entity (the "First Colony Mall Borrower"), holds the fee interest in the First Colony Mall Property. The First Colony Mall Borrower is
controlled by GGP/Homart II LLC, which is a 50/50 joint venture between General
Growth Properties, Inc. ("GGP") and the New York State Common Retirement Fund
("NYSCRF").

GGP (NYSE:GGP) is the second largest U.S.-based publicly traded real estate investment trust based upon market capitalization. As of March 30, 2006, GGP had an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings; and had a portfolio which totaled approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide.

NYSCRF is a well-capitalized pension and retirement fund. As of March 31, 2005, the fund reported assets of $128 billion, of which 3.7% was invested in real estate.

PROPERTY MANAGEMENT. The property is managed by General Growth Management, Inc.
an affiliate of GGP and the First Colony Mall Borrower.

LOCKBOX. The First Colony Mall Loan documents are structured with a hard lockbox
(in place at closing) and springing cash management. The loan documents require the First Colony Mall Borrower to direct the tenants to pay rent directly to the lockbox account. Prior to either (i) debt service coverage ratio falling below
1.10x or (ii) the occurrence of an event of default under the loan documents,
(either condition a "Trigger Event") all funds on deposit in the lockbox account are required to be swept to an account controlled by the First Colony Mall
Borrower. Following the occurrence and continuance of a Trigger Event, all funds on deposit in the lockbox account are required to be swept into an account controlled by the lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to First Colony Mall Loan:

        --------------------------------------------------------------
                              ESCROWS / RESERVES

        TYPE:                   INITIAL            MONTHLY(2)
        -------------------------------------------------------------
        Taxes                     $0          1/12 of annual taxes
        Insurance                 $0        1/12 of annual premiums
        Rollover Reserve          $0      $32,298 (capped at $387,571)
        Capital Expenditures      $0       $8,074 (capped at $96,893)
        --------------------------------------------------------------

ADDITIONAL DEBT. None.

PERMITTED MEZZANINE DEBT. If no Trigger Event is then continuing under the First
Colony Mall Loan, mezzanine debt is permitted provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) lender's receipt of a rating agency confirmation letter;
(ii) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to the rating agencies and reasonably acceptable to lender;
(iii) the aggregate debt service coverage ratio based upon the aggregate principal balance of the First Colony Mall Loan and the new mezzanine loan shall be no less than 1.15x; and (iv) the combined loan-to-value ratio based upon the aggregate principal balance of the First Colony Mall Loan and the new mezzanine loan is not greater than 70%.

___________________________
1     Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

2     Monthly reserves shall be collected only upon the occurrence or during the continuation of a Trigger Event as described above.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PERMITTED ANCHOR PARCELS. The First Colony Mall Borrower is entitled from time to time to acquire one or more additional parcels of real property (each, an
"Acquired Anchor Parcel"), which Acquired Anchor Parcels may be improved and income-producing, provided that certain conditions are satisfied, including, but not limited to: (i) no event of default has occurred and is continuing under the
First Colony Mall Loan on the acquisition date; (ii) the loan documents are amended to spread the lien of lender's mortgage to the Acquired Anchor Parcels;
and (iii) payment of lender's reasonable out-of-pocket expenses incurred with respect to any such acquisitions or Acquired Anchor Parcels.

RELEASE PROVISIONS. The First Colony Mall Borrower has the right to release one or more unimproved, non-income producing parcels of the First Colony Mall
Property from the lien of the mortgage without prepayment or defeasance of the
First Colony Mall Loan subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to (i) lender's receipt of rating agency confirmation; (ii) opinion of counsel stating that the release would not adversely impact the REMIC status of the securitization trust and
(iii) no event of default is then continuing.

SUBSTITUTION PROVISIONS. The First Colony Mall Borrower, at its option and at its sole cost and expense, may obtain a release of one or more portions of the
First Colony Mall Property (each such portion, an "Exchange Parcel") provided certain conditions are satisfied, which include but are not limited to: (i) no event of default is then continuing; (ii) the Exchange Parcel shall either be vacant, non-income producing, unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas; (iii)
the First Colony Mall Borrower shall substitute the Exchange Parcel with a parcel reasonably equivalent in use, value and condition to the Exchange Parcel
("Acquired Parcel"); (iv) the First Colony Mall Borrower will provide lender with an environmental report and engineering report (if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the First Colony Mall Borrower shall obtain title insurance or a title endorsement for the Acquired Parcel.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PINNACLE HILLS PROMENADE

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Rogers, AR
Property Type                                                             Retail
Size (Square Feet)                                                       425,965
Percentage Physical Occupancy as of October 25, 2006                       79.2%
Year Built                                                                  2006
Year Renovated                                                               NAP
Appraisal Value                                                     $177,400,000
# of Tenant Leases                                                            83
Average Rent Per Square Foot                                              $13.28
Underwritten Economic Occupancy                                            93.0%
Underwritten Revenues                                                $15,795,534
Underwritten Total Expenses                                          $ 4,266,603
Underwritten Net Operating Income (NOI)                              $11,528,930
Underwritten Net Cash Flow (NCF)                                     $10,916,318

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                          Est. November 17, 2006
Cut-off Date Principal Balance                                      $140,000,000
Cut-off Date Loan Balance Per SF                                            $329
Percentage of Initial Mortgage Pool Balance                                 3.0%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.5700%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(24),DEF(27),O(9)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     78.9%
LTV Ratio at Maturity or ARD                                               78.9%
Underwritten DSCR on NOI                                                   1.46x
Underwritten DSCR on NCF                                                   1.38x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Pinnacle Hills Promenade Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 425,965 square foot portion of an open air lifestyle center (the "Pinnacle Hills
Promenade Property") located in Rogers, Arkansas. The Pinnacle Hills Promenade
Loan represents approximately 3.0% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance.

The Pinnacle Hills Promenade Loan is expected to be originated on November 17,
2006, and has a principal balance as of the cut-off date of $140,000,000. The
Pinnacle Hills Promenade Loan has a remaining term of 60 months and a scheduled maturity date of December 8, 2011. The Pinnacle Hills Promenade Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Pinnacle Hills Promenade Loan is permitted on or after April 8, 2011 without penalty.

THE PROPERTY. The Pinnacle Hills Promenade Property is a 738,525 square foot open-air lifestyle center that was recently constructed and opened in October
2006. The Pinnacle Hills Promenade Property is anchored by Dillard's (155,000
sf) and JCPenney (98,000 sf). The Dillard's store is not part of the collateral securing the Pinnacle Hills Promenade Loan. The collateral for the Pinnacle
Hills Promenade Loan is a 425,965 portion of the Pinnacle Hills Promenade
Property consisting of a 260,535 square foot lifestyle center, a 12- screen,
42,860 square foot Malco Theaters cinema, 79,000 square feet of second level office space, and outparcels which will include approximately 102,469 square feet, including a 30,399 square foot Best Buy that is scheduled to open in
November 2006. Major tenants include Best Buy, Borders Books & Music, Hollister
&Co., Lane Bryant and Forever 21.

The property is located at 2203 Promenade Boulevard in the heart of the master planned community known as Pinnacle Hills located in Rogers, Arkansas, which is in the northwest corner of the State of Arkansas.

The following table presents certain information relating to the major tenants at the Pinnacle Hills Promenade Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR TENANT INFORMATION

                                                             CREDIT RATINGS        SQUARE        %           BASE          LEASE
TENANT NAME                              PARENT COMPANY     (MOODY'S/S&P)(1)        FEET       OF GLA     RENT PSF(3)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

J C Penney (Ground Lease)                                       Baa3/BBB-          98,000       13.3%           NAP       9/30/2026
Malco Theatre                                                      NR              42,860        5.8%       $  4.67       1/31/2022
Best Buy                                                         NR/BBB            30,399        4.1%       $ 16.50       1/31/2017
Border's Books & Music                                             NR              22,000        3.0%       $ 12.27       1/31/2017
Sullivan's Steakhouse                                              NR              10,000        1.4%       $ 10.00      12/31/2016
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                                                               203,259       27.5%       $ 10.18
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Pinnacle Hills Promenade Property:(3)

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(2,3)

                NUMBER                                           % OF BASE                 CUMULATIVE   CUMULATIVE     CUMULATIVE
              OF LEASES   SQUARE FEET   % OF GLA    BASE RENT      RENT       CUMULATIVE    % OF GLA    BASE RENT    % OF BASE RENT
YEAR           EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING    SF EXPIRING    EXPIRING     EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant                      153,467       20.8%            --       0.0%        153,467       20.8%            --          0.0%
MTM                0             --        0.0             --       0.0         153,467       20.8             --          0.0
2006               0             --        0.0             --       0.0         153,467       20.8             --          0.0
2007               1          3,031        0.4         78,804       1.0         156,498       21.2         78,804          1.0
2008               0             --        0.0             --       0.0         156,498       21.2         78,804          1.0
2009               4            240        0.0         71,016       0.9         156,738       21.2        149,820          1.9
2010               0             --        0.0             --       0.0         156,738       21.2        149,820          1.9
2011               3         12,441        1.7        379,676       4.9         169,179       22.9        529,496          6.8
2012               1          6,490        0.9        214,176       2.8         175,669       23.8        743,672          9.6
2013               2          2,869        0.4        168,108       2.2         178,538       24.2        911,780         11.7
2014               2          5,054        0.7        123,080       1.6         183,592       24.9      1,034,860         13.3
Thereafter        70        554,933       75.1      6,733,505      86.7         738,525      100.0      7,636,364        100.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             83        738,525      100.0%     7,768,364
------------------------------------------------------------------------------------------------------------------------------------

____________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from borrower's rent roll dated October 25, 2006.

(3)   Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). The Pinnacle Hills Promenade Property is located in Rogers,
Arkansas which is in the northwest corner of the State of Arkansas. The estimated population within the Pinnacle Hills Promenade Property's trade area as of 2005 was 711,200 and is projected to grow by approximately 17.7% to
770,871 by 2010, with the number of households project to grow from 271,847 to
294,792 over the same period. The Pinnacle Hills Promenade Property's trade area extends not only to the relatively affluent population surrounding the Pinnacle
Hills Promenade Property, but also to the greater Ft. Smith-Fayetteville area and beyond. Five Fortune 500 companies are headquartered in Arkansas: Wal-Mart,
Alltel, Dillard's, Murphy Oil, and Tyson Foods. The Milken Institute ranks the
Fayetteville/Springdale/Rogers MSA among the nation's top performers for job growth.

The average household income within the Pinnacle Hills Promenade Property's trade area was approximately $51,107 as of 2005 and approximately $69,500 within three miles of the Pinnacle Hills Promenade Property, significantly higher than the metro, state and national average. Demographic projections show the site centrally located within a large area in which more than 20% of the households are expected to have household incomes in excess of $100,000. The broader market included just under 26,000 of such households as of 2005 with the number projected to grow to approximately 39,000 by 2010.

Future employment opportunities are growing at a rate of twice the national average with anticipated growth in the market of approximately 31.5% expected by
2010. The overall employment picture in the areas around the Pinnacle Hills
Promenade Property is solid, with executive and professional positions forecast to comprise approximately 35% of total employment within 3 and 5 miles of the property. Adding in administration and support and service personnel, the three categories are projected to comprise almost 80% and 70% of the workforce within
3 and 5 miles of the development, respectively.

Key business sectors represented in the market area are Retail (Wal-Mart),
Logistics (J.B. Hunt, PAM Transportation, Cannon Express), Food and Kindred
Product (Tyson Foods, Peterson Farms, Simmons Foods, McKee Foods, George's
Processing, Cargill, Pinnacle Foods), Medical Services (St. Mary's Hospital,
Quality Health Care, Washington Regional Medical Center, Northwest Health
Systems, Veteran's Administration Hospital), Education (University of Arkansas,
Northwest Arkansas Community College, Northwest Technical Institute) and
Miscellaneous Manufacturing (Superior Industries, Kawneer Company, Easco Hand
Tools).

THE BORROWER. Pinnacle Hills, LLC a Delaware limited liability company and special purpose entity (the "Pinnacle Hills Promenade Borrower"), holds the fee interest in the Pinnacle Hills Promenade Property. The Pinnacle Hills Promenade
Borrower is a 50/50 joint venture between GGP-Rogers Retail, LLC, an entity wholly owned by General Growth Properties ("GGP") and Hunt Graham VI, LLC, an
entity affiliated with The Pinnacle Group.

GGP (NYSE:GGP) is the second largest U.S.-based publicly traded real estate investment trust based upon market capitalization. As of March 30, 2006, GGP had an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings; and had a portfolio which totaled approximately 200 million square feet of retail space and includes over 24,000 retail stores nationwide.

PROPERTY MANAGEMENT. The property is managed by General Growth Management, Inc.
an affiliate of GGP and the Pinnacle Hills Promenade Borrower.

LOCKBOX. The Pinnacle Hills Promenade loan documents are structured with a hard lockbox (in place at closing) and springing cash management. The loan documents require the Pinnacle Hills Promenade Borrower to direct the tenants to pay rent directly to the lockbox account. Prior to either (i) debt service coverage ratio falling below 1.10x or (ii) the occurrence of an event of default under the loan documents, (either condition defined as a "Trigger Event") all funds on deposit in the lockbox account are required to be swept to an account controlled by the
Pinnacle Hills Promenade Borrower. Following the occurrence and continuance of a
Trigger Event, all funds on deposit in the lockbox account are required to be swept into an account controlled by the lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to Pinnacle Hills Promenade Loan:

       ------------------------------------------------------------------
                               ESCROWS/RESERVES
       TYPE:                                        INITIAL       MONTHLY
       ------------------------------------------------------------------
       Taxes                                             $0            $0
       Insurance                                         $0            $0
       Immediate Repairs                                 $0            $0
       Capital Expenditures                              $0            $0
       Rollover Reserve                                  $0            $0
       ------------------------------------------------------------------

ADDITIONAL DEBT. None.

____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

PERMITTED MEZZANINE DEBT. If no Trigger Event is then continuing under the
Pinnacle Hills Promenade Loan, mezzanine debt is permitted provided that certain conditions contained in the loan documents are satisfied. Such conditions include, but are not limited to: (i) lender's receipt of a rating agency confirmation letter; (ii) the new mezzanine lender enters into an intercreditor agreement with lender that is acceptable to the rating agencies and reasonably acceptable to lender; (iii) the aggregate debt service coverage ratio based upon the aggregate principal balance of the Pinnacle Hills Promenade Loan and the new mezzanine loan shall be no less than 1.15x; and (iv) the combined loan-to-value ratio based upon the aggregate principal balance of The Pinnacle Hills Promenade
Loan and the new mezzanine loan is not greater than 70%.

PERMITTED ANCHOR PARCELS. The Pinnacle Hills Promenade Borrower is entitled from time to time to acquire one or more additional parcels of real property (each, an "Acquired Anchor Parcel"), which Acquired Anchor Parcels may be improved and income-producing, provided that certain conditions are satisfied, including, but not limited to: (i) no event of default has occurred and is continuing under the
Pinnacle Hills Promenade Loan on the acquisition date; (ii) the loan documents are amended to spread the lien of lender's mortgage to the Acquired Anchor
Parcels; and (iii) payment of lender's reasonable out-of-pocket expenses incurred with respect to any such acquisitions or Acquired Anchor Parcels.

RELEASE PROVISIONS. The Pinnacle Hills Promenade Borrower has the right to release one or more unimproved, non-income producing parcels of the Pinnacle
Hills Promenade Property from the lien of the mortgage without prepayment or defeasance of the Pinnacle Hills Promenade Loan subject to the satisfaction of certain conditions in the loan documents, which include, but are not limited to
(i) lender's receipt of rating agency confirmation; (ii) opinion of counsel stating that the release would not adversely impact the REMIC status of the securitization trust and (iii) no event of default is then continuing.

SUBSTITUTION PROVISIONS. The Pinnacle Hills Promenade Borrower, at its option and at its sole cost and expense, may obtain a release of one or more portions of the Pinnacle Hills Promenade Property (each such portion, an "Exchange
Parcel") provided that certain conditions are satisfied, which include but are not limited to: (i) no event of default is then continuing; (ii) the Exchange
Parcel shall either be vacant, non-income producing, unimproved land or improved only by landscaping, utility facilities that are readily relocatable or surface parking areas; (iii) the Pinnacle Hills Promenade Borrower shall substitute the
Exchange Parcel with a parcel reasonably equivalent in use, value and condition to the Exchange Parcel ("Acquired Parcel"); (iv) the Pinnacle Hills Promenade
Borrower will provide lender with an environmental report and engineering report
(if applicable) with respect to the Acquired Parcel, which reports satisfy certain conditions contained in the loan documents; and (v) the Pinnacle Hills
Promenade Borrower shall obtain title insurance or a title endorsement for the
Acquired Parcel.

RELEASE OF ETHAN ALLEN PARCEL. The Pinnacle Hills Promenade Borrower may obtain a release of a portion of the Pinnacle Hills Property from the lien of the mortgage without the obligation to defease a portion of the loan or make a partial prepayment, conditions which include: (i) no event of default has occurred and is continuing and (ii) the Pinnacle Hills Promenade Borrower delivers to lender any other information, approvals and documents that would be required by a prudent lender acting reasonably related to the release.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CENTRAL PARK SHOPPING CENTER

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                         Fredericksburg, VA
Property Type                                                             Retail
Size (Square Feet)                                                       665,487
Percentage Physical Occupancy as of October 3, 2006                        89.1%
Year Built                                                                  1993
Year Renovated                                                              2004
Appraisal Value                                                     $159,000,000
# of Tenant Leases                                                           119
Average Rent Per Square Foot                                              $17.78
Underwritten Economic Occupancy                                            90.9%
Underwritten Revenues                                                $12,928,927
Underwritten Total Expenses                                           $2,685,842
Underwritten Net Operating Income (NOI)                              $10,243,085
Underwritten Net Cash Flow (NCF)                                      $9,711,896

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                               IXIS Real Estate Capital Inc.
Loan Group                                                                     1
Origination Date                                                November 1, 2006
Cut-off Date Principal Balance                                      $125,000,000
Cut-off Date Loan Balance Per SF                                            $188
Percentage of Initial Mortgage Pool Balance                                 2.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.8250%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Call Protection                                              LO(25),DEF(91),O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     78.6%
LTV Ratio at Maturity or ARD                                               78.6%
Underwritten DSCR on NOI                                                   1.39x
Underwritten DSCR on NCF                                                   1.32x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Central Park Shopping Center Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering the 665,487 square foot anchored retail power centers (the "Central
Park Shopping Center Property") located in Fredericksburg, Virginia.

The Central Park Shopping Center Loan has a principal balance of $125,000,000 as of the cut-off date and represents approximately 2.7% of the initial mortgage pool balance and approximately 3.3% of the initial loan group 1 balance.

The Central Park Shopping Center Loan was originated on November 1, 2006 by IXIS
Real Estate Capital Inc. and has a remaining term of 119 months to its maturity date on November 5, 2016. The Central Park Shopping Center Loan may be
voluntarily prepaid without payment of a prepayment premium on or after August
5, 2016 and permits defeasance with United States government obligations beginning 2 years after securitization.

THE PROPERTIES. The Central Park Shopping Center Property is comprised of 36 retail and office buildings at the Central Park center and the Waverly Village center with a total gross rentable area of 665,487 square feet. The Central Park center has a total rentable area of 620,187 square feet and the Waverly Village center has a total rentable area of 45,300 square feet. The Central Park
Shopping Center Property was built in 1993 and renovated in 2004. The Central
Park center is one of the largest super-regional power centers on the East
Coast. The Central Park center includes over 1 million square feet of anchor tenancy and over 1.4 million square feet of in line and pad space, a portion of which comprises the collateral for the Central Park Shopping Center Loan. Shadow anchors that are not part of the collateral for the Central Park Shopping Center
Loan include Super Wal-Mart (230,000 square feet); Lowe's (185,000 square feet);
Target (117,000 square feet); Kohl's (86,000 square feet); Shopper's Food Club
(77,000 square feet); Regal Cinemas (51,000 square feet); Best Buy (46,000 square feet); Sports Authority (43,000 square feet); Circuit City (33,179 square feet); Bassett Furniture (32,000 square feet); Toys 'R' Us (30,000 square feet);
PetsMart (26,000 square feet); and Border's (25,000 square feet). The Central
Park center also includes an outdoor amusement park and a Holiday Inn hotel, neither of which is part of the collateral for the Central Park Shopping Center
Loan. The collateral for the Central Park Shopping Center Loan includes 136 tenant spaces in 29 buildings at the Central Park center on 67 acres of land.
There are currently 119 tenants in occupancy at the Central Park center, including Linens `N Things (35,656 square feet), Office Depot (30,000 square feet) and Old Navy (15,002 square feet). A five-building, 192,830 square foot portion of the Central Park center comprises the multi-story Town Center office and retail complex. The Town Center complex houses 40 in line retail and office tenants and recently underwent a $3,500,000 interior renovation. The Town Center complex includes 109,923 square feet of office space (17% of portfolio rentable area), which are part of the collateral for the Central Park Shopping Center
Loan. The Waverly Village center is a 45,300 square feet convenience center located one half mile south of the Central Park center on Route 3 in
Fredericksburg. The Waverly Village center has eight tenant spaces in 7 buildings, which are part of the collateral for the Central Park Shopping Center
Loan. The tenant spaces at the Waverly Village center are anchored by an 18,700 square feet La-Z-Boy and are 95% leased.

The following table presents certain information relating to the major tenants at the Central Park Shopping Center Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                             TENANT INFORMATION

                                        PARENT         CREDIT RATINGS       SQUARE          % OF         BASE RENT        LEASE
TENANT NAME                            COMPANY        (MOODY'S/S&P)(1)       FEET           GLA             PSF         EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Linen's N' Things                                          B3/B             35,656          5.4%         $  12.91        1/31/2015
Office Depot                                                NR              30,000          4.5%            12.36       12/31/2017
Fitness Equation                                            NR              29,000          4.4%            12.66       12/31/2010
Paragon Gymnastics                                          NR              20,930          3.1%             7.60        1/31/2025
Uncle Sam's                                                 NR              20,585          3.1%            13.99       12/31/2027
La-Z-Boy                                                    NR              18,700          2.8%            15.36        2/28/2015
Executive Suites of CP                                      NR              16,000          2.4%             5.00       10/31/2011
The GAP Inc.                                             Baa3/BBB-          15,002          2.3%            14.00        1/31/2009
Amscan Inc.                                                B2/B             12,000          1.8%            17.92        7/31/2009
Mattress Discounters 1                                      NR              11,700          1.8%            17.60        1/31/2013
New England Audio Co. Inc.                                  NR              11,000          1.7%            18.64        1/31/2023
-----------------------------------------------------------------------------------------------------------------------------------

_______________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Central Park Shopping Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE(1)

                                                                                                                         CUMULATIVE
                   NUMBER                                              % OF BASE  CUMULATIVE    CUMULATIVE   CUMULATIVE     % OF
                  OF LEASES    SQUARE FEET    % OF GLA    BASE RENT      RENT     SQUARE FEET    % OF GLA    BASE RENT   BASE RENT
YEAR              EXPIRING      EXPIRING      EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING    EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant                            54,148         8.1%            --        0.0%      54,148         8.1%            --       0.0%
2007                   8          22,121         3.3        430,608        4.0       76,269        11.6        430,608       4.0
2008                  10          39,460         5.9        695,564        6.4      115,729        17.4      1,126,172      10.4
2009                  25          94,860        14.3      1,835,094       16.9      210,589        31.6      2,961,266      27.2
2010                  10          70,616        10.6      1,146,975       10.5      281,205        42.3      4,108,241      37.8
2011                   6          32,681         4.9        418,612        3.9      313,886        47.2      4,526,853      41.6
2012                  14          52,577         7.9      1,145,172       10.5      366,463        55.1      5,672,025      52.1
2013                   8          38,494         5.8        806,300        7.4      404,957        60.9      6,478,325      59.6
2014                  11          40,885         6.1        879,745        8.1      445,842        67.0      7,358,070      67.6
2015                   7          77,564        11.7      1,288,200       11.8      523,406        78.7      8,646,270      79.5
2016                   7          36,377         5.5        656,179        6.0      559,783        84.1      9,302,449      85.5
Thereafter            14         105,704        15.9      1,575,057       14.5      665,487       100.0     10,877,506     100.0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL .........      140         665,487       100.0%    10,877,506      100.0%
------------------------------------------------------------------------------------------------------------------------------------

_______________________
(1)   Information obtained from the borrower's rent roll as of October 3, 2006 and involves 5 tenants with signed LOI's for a total of 12,013 square feet.

THE MARKET(3). The Central Park Shopping Center Property is located within the
Fredericksburg submarket, part of the Northern Virginia Market, which includes
Arlington/Alexandria, Suburban Fairfax County, Prince William County, Loudoun
County and Southeast Fairfax County. The employment character of the submarket indicates a predominantly middle- to upper-income employment profile, with an average household income within a five-mile radius of the Central Park Shopping
Center Property of $74,879 and the majority of the population holding government, business services and retail related jobs. Approximately 660,000 people live within a 30-mile radius of the Central Park Shopping Center
Property. As of the end of the second quarter 2006, the total market inventory consisted of 37.2 million SF of retail space.

The Northern Virginia retail market has experienced positive net absorption in each of the last nine years, as the total net absorption of 5.8 million SF has outpaced new construction of 4.62 million SF during the period. Accordingly, vacancy has declined significantly from a high of 5.6% at year-end 1998 to a current rate of 2.9%, as of second quarter 2006. In addition, the average effective rental rate increased by about 41% during the same time period, with rates increasing from $17.57 to $24.71 per square foot.

Carl Silver Parkway, which winds its way through the Central Park center, has been extended to provide access to a new planned development dubbed "Celebrate
Virginia.". "Celebrate Virginia" will encompass 2,400 acres adjacent to the
Central Park center and will feature the following: The United States National
Slavery Museum scheduled to open in 2007; the 105,000 square feet Fredericksburg
Expo & Conference Center, a multi purpose facility capable of hosting trade shows, consumer shows, exhibits, receptions, banquets, wedding, meetings and full conventions; an "Eco-Adventure Resort", offering small conference-hosting capabilities, canoeing, kayaking, rafting, rock climbing, scuba, tubing, mountain biking, nature education courses, safety course, nature exploration trails and a fly fishing school along the Rappahannock River; four hotels (Hyatt
Place; Hilton Garden Inn; Homewood Suites; and Hampton Inn) and 1,500
residences; the Cannon Ridge Golf Resort (which will be one of the largest contiguous golf complexes on the East Coast north of Pinehurst, North Carolina);
the "Celebrate Virginia" corporate campus, offering 3,000,000 square feet of world-class office space. The conference center and three of four hotels have been completed. Roadway and infrastructure expansions and improvements in the vicinity of the Central Park center are currently underway. The primary access highway to the "Celebrate Virginia" developments, Carl Silver Parkway, passes through the heart of the Central Park center. Traffic count estimates suggest volumes in excess of 100,000 cars per day at major intersections providing access to the Central Park center. These counts are expected to increase when the "Celebrate Virginia" development is completed.

THE BORROWER. The borrower is Fredericksburg 35, LLC, a Delaware limited liability company and a special purpose entity. The borrower is 100% owned by the The Rappaport Companies. The Rappaport Companies was founded in 1984 and has
62 full-time employees. The Rappaport Companies currently provides brokerage, management and development services for more than 8.5 million square feet of commercial real estate, and plans 2 million square feet of development within the next two years. The portfolio owned by The Rappaport Companies includes 44 shopping centers and ground-floor retail locations in 55 mixed-use residential and office properties, located primarily throughout the mid-Atlantic region.
Since 1985, affiliated companies of The Rappaport Companies have successfully developed and renovated more than a dozen shopping centers.

Gary D. Rappaport is the founder, President, Chief Executive Officer and sole owner of The Rappaport Companies. Mr. Rappaport has over 30 years experience in ownership, operation, leasing and management of commercial real estate.

PROPERTY MANAGEMENT. Rappaport Management Company, an affiliate of the borrower.

LOCKBOX. The Central Park Shopping Center Loan requires a hard lockbox and springing cash management. At origination, the borrower was required to establish a lockbox account. The loan documents require the borrower to direct tenants to pay their rents directly to the lockbox account. Other than

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

during a cash management period, all funds in the lockbox account are transferred to an account designated by the borrower. During a cash management period, all amounts are transferred to a lender controlled account and will be applied in accordance with the loan documents. A cash management period will commence upon the occurrence of (i) a default or an event of default specified in the related mortgage loan documents, (ii) the failure of the related borrower to deposit at least 95% of the rents into the lockbox account for any calendar month or (iii) the failure of the related borrower after the end of a calendar quarter to maintain a DSCR of at least 1.05x; and will end if (1) the Central
Park Shopping Center Loan, and all other obligations under the related mortgage loan documents have been repaid in full or there has been a full defeasance of the Central Park Shopping Center Loan or (2) for twelve (12) consecutive months since the commencement of the existing cash management period, (A) no default or event of default under the related mortgage loan documents has occurred, (B) no event that would trigger another cash management period has occurred and (C) the debt service coverage ratio is at least equal to 1:10x.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Central Park Shopping Center Loan:

      -------------------------------------------------------------------
                                ESCROWS/RESERVES

      TYPE:                                   INITIAL          MONTHLY
      -------------------------------------------------------------------
      Taxes                                  $204,716          $87,653
      Insurance                              $156,163          $14,197
      Immediate Repairs                      $34,375              $0
      Capital Expenditures                  $2,000,000         $11,646
      Rollover Reserve                      $2,202,334         $30,000
      Free Rent Reserve                      $80,328              $0
      -------------------------------------------------------------------

ADDITIONAL DEBT. None

RELEASE PROVISIONS. The Paragon Gymnastics parcel can be released provided that, among other things, the remaining collateral has a minimum DSCR of 1.28x and an
LTV of no more than 80%.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

GEORGETOWN RENAISSANCE PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           18
Location (City/State)                                                        (1)
Property Type                                                                (1)
Size (Square Feet)                                                       303,059
Percentage Physical Occupancy as of October 1, 2006                        74.5%
Year Built                                                                   (1)
Year Renovated                                                               (1)
Appraisal Value                                                     $196,266,000
# of Tenant Leases                                                            57
Average Rent Per Square Foot                                              $39.42
Underwritten Economic Occupancy                                            81.9%
Underwritten Revenues                                                $11,850,230
Underwritten Total Expenses                                           $3,576,077
Underwritten Net Operating Income (NOI)                               $8,274,153
Underwritten Net Cash Flow (NCF)                                      $7,859,216

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                 August 31, 2006
Cut-off Date Principal Balance                                      $100,000,000
Cut-off Date Loan Balance Per SF                                            $330
Percentage of Initial Mortgage Pool Balance                                 2.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.8990%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(27),DEF(90),O(3)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     51.0%
LTV Ratio at Maturity or ARD                                               51.0%
Underwritten DSCR on NOI                                                   1.38x
Underwritten DSCR on NCF                                                   1.31x
--------------------------------------------------------------------------------

(1)   See "Georgetown Renaissance Portfolio Properties" table on page 55.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Georgetown Renaissance Portfolio Loan") is evidenced by a single promissory note secured by 16 first mortgages encumbering
18 mixed-use properties (the "Georgetown Renaissance Portfolio Properties")
located in Washington D.C. and Alexandria, Virginia. The Georgetown Renaissance
Portfolio Loan represents approximately 2.2% of the initial pool balance and
2.6% of the initial loan group 1 balance.

The Georgetown Renaissance Portfolio Loan was originated on August 31, 2006 and has a principal balance as of the cut-off date of $100,000,000. The Georgetown
Renaissance Portfolio Loan has a remaining term of 117 months and a scheduled maturity date of September 1, 2016. The Georgetown Renaissance Portfolio Loan
permits partial defeasance of the loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Georgetown
Renaissance Portfolio Loan is permitted on or after July 1, 2016 without penalty.

THE PROPERTIES. The Georgetown Renaissance Portfolio Properties consist of 18 mixed-use buildings containing a complimentary mix of retail, office, residential and storage space totaling 303,059 square feet. Most of the properties were originally built in the 1800s and have been fully renovated in the past decade. The extensive renovations include full exterior restorations, upgrades and replacements of all electrical, plumbing, mechanical, and life safety systems. The Georgetown Renaissance Portfolio has an in-place occupancy of 74.5% with fifteen of the properties occupied by an upscale retail tenant.
Several buildings in the portfolio together comprise Cady's Alley, a development that received the AIA Institute Honor Award for Regional and Urban Design in
2005. Cady's Alley is a 120,000 square foot historic redevelopment, blending turn-of-the century townhouses and warehouses with exciting modern interiors.

The following table presents certain information relating to the space composition of the Georgetown Renaissance Portfolio Properties:

-------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO COMPOSITION

                                                                                                  BASE
SPACE TYPE                          SQUARE FEET   % OF GLA   % OF TOTAL RENT   OCCUPANCY %   RENT PSF ($)(2)
-------------------------------------------------------------------------------------------------------------

Retail                                197,257       65.1          74.0            82.1            $40.67
Office                                 60,918       20.1           9.0            37.5             34.94
Residential                            42,352       14.0          11.1            92.8             25.24
Storage                                 2,532        0.8           0.4            70.6             24.09
Parking                                     0        0.0           5.5             NA               NA
-------------------------------------------------------------------------------------------------------------
TOTAL                                 303,059      100.0%        100.0%           74.5            $39.42
-------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Georgetown Renaissance Portfolio Properties:

-------------------------------------------------------------------------------------------------------------
                                        MAJOR TENANT INFORMATION

                                                 CREDIT RATINGS    SQUARE   % OF     BASE RENT      LEASE
TENANT NAME                    PARENT COMPANY   (MOODY'S/S&P)(1)    FEET     GLA    PSF (S)(2)    EXPIRATION
-------------------------------------------------------------------------------------------------------------

Baker Furniture                                        NR          22,702    7.5%      $21.85      3/31/2009
Artifacto (Georgetown Design)                          NR          17,634    5.8        22.71      1/31/2016
Pottery Barn                                           NR          13,960    4.6        35.38      1/31/2011
Ann Taylor Loft                                      Ba1/NR        12,095    4.0        44.79      1/31/2012
Lehman-Smith & McLeish, PPLC                           NR          11,774    3.9        41.64     11/30/2014
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                                                78,165   25.8%      $30.99
-------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Georgetown Renaissance Portfolio Properties:

--------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE(1)

              NUMBER                                          % OF BASE                 CUMULATIVE   CUMULATIVE   CUMULATIVE %
             OF LEASES   SQUARE FEET   % OF GLA   BASE RENT     RENT      CUMULATIVE     % OF GLA    BASE RENT       OF BASE
YEAR         EXPIRING     EXPIRING     EXPIRING   EXPIRING    EXPIRING    SF EXPIRING    EXPIRING     EXPIRING    RENT EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

Vacant                      77,284       25.5%           --       0.0%       77,284         25.5%            --         0.0%
MTM             10          13,037        4.3       320,676       3.6        90,321         29.8        320,676         3.6
2007             7          13,854        4.6       537,956       6.0       104,175         34.4        858,632         9.6
2008             5          12,818        4.2       349,827       3.9       116,993         38.6      1,208,459        13.6
2009             4          39,902       13.2     1,263,604      14.2       156,895         51.8      2,472,063        27.8
2010             7          26,402        8.7     1,643,422      18.5       183,297         60.5      4,115,485        46.2
2011             5          26,080        8.6       986,977      11.1       209,377         69.1      5,102,462        57.3
2012             6          27,690        9.1     1,186,981      13.3       237,067         78.2      6,289,443        70.7
2013             2           4,689        1.5       240,023       2.7       241,756         79.8      6,529,466        73.4
2014             3          15,629        5.2       592,526       6.7       257,385         84.9      7,121,992        80.0
Thereafter       8          45,674       15.1     1,777,983      20.0       303,059        100.0      8,899,975       100.0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL           57         303,059      100.0%    8,899,975     100.0%
--------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the Georgetown
Renaissance Portfolio Properties:

-----------------------------------------------------------------------------------------------
                          GEORGETOWN RENAISSANCE PORTFOLIO PROPERTIES

                                           YEAR
                                          BUILT/     SQUARE     % OF    PROPERTY
       PROPERTY            LOCATION      RENOVATED    FEET     TOTAL      TYPE      OCCUPANCY %
-----------------------------------------------------------------------------------------------

1237 Wisconsin Ave, NW   Washington DC   1888/2004   11,032     3.6%     Retail       100.00
3033 M Street, NW        Washington DC   1850/2006    5,157     1.7      Retail           --
3065 M Street, NW        Washington DC   1887/1999   11,787     3.9      Retail        93.68
3067 M Street, NW        Washington DC   1800/1996    1,250     0.4      Retail       100.00
3077 M Street, NW        Washington DC   1800/1999   21,731     7.2      Retail       100.00
3210 M Street, NW        Washington DC   1796/1997    6,600     2.2      Retail       100.00
3235 M Street, NW        Washington DC   1850/1998    9,757     3.2     Mixed Use     100.00
3263 M Street, NW        Washington DC   1850/2005    6,500     2.1      Retail       100.00
3265-3269 M Street, NW   Washington DC   1850/2000   12,095     4.0      Retail       100.00
3307 M Street, NW        Washington DC     1990      58,544    19.3      Retail        27.43
3345 M Street, NW        Washington DC     2005      28,851     9.5     Mixed Use      98.06
3330 M Street            Washington DC   1930/1999   22,702     7.5      Retail       100.00
Development Area 1       Washington DC     2001      33,634    11.1      Retail        64.05
Development Area 2       Washington DC     2001      25,485     8.4     Mixed Use      74.13
Development Area 3       Washington DC     2001      15,668     5.2      Retail        72.15
Development Area 4       Washington DC     2001       9,730     3.2     Mixed Use      78.45
Development Area 5       Washington DC     2001      13,371     4.4      Retail       100.00
326 King Street          Alexandria VA     1962       9,165     3.0      Retail        65.14
-----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                              303,059   100.0%                   74.50
-----------------------------------------------------------------------------------------------

                                                               AS-IS
                                                             APPRAISED
         PROPERTY                 PRIMARY TENANT               VALUE
-------------------------------------------------------------------------

1237 Wisconsin Ave, NW   Puma                               $  9,065,000
3033 M Street, NW        NAP                                   2,320,000
3065 M Street, NW        Sephora                               8,250,000
3067 M Street, NW        MAC Cosmetics                         2,310,000
3077 M Street, NW        Pottery Barn                         15,132,000
3210 M Street, NW        B.C.B.G.                              5,285,000
3235 M Street, NW        Club Monaco                          10,535,000
3263 M Street, NW        Levis Store, LLC                      8,240,000
3265-3269 M Street, NW   Ann Taylor Loft                      10,976,000
3307 M Street, NW        East Banc 300                        24,263,000
3345 M Street, NW        Artifacto (Georgetown Design)        18,734,000
3330 M Street            Baker Furniture                      12,842,000
Development Area 1       Waterworks Collections               24,755,000
Development Area 2       Linge Roset                          15,697,000
Development Area 3       Gore Dean Antiquest & Collection     11,000,000
Development Area 4       M2L                                   5,063,000
Development Area 5       Relish-Elo, LLC                       8,076,000
326 King Street          CVS Pharmacy                          3,723,000
-------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                      $196,266,000
-------------------------------------------------------------------------

(1)   Information obtained from Georgetown Renaissance Portfolio Borrower's rent roll dated October 1, 2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET(1). Georgetown is an affluent neighborhood located in northwest
Washington, DC. The area is serviced by Reagan National Airport, an extensive
Metro system and is home to several top universities, including Georgetown and
George Washington Universities with a combined student population of approximately 17,000. The subject properties are located along a premier retail corridor where luxury-oriented retail stores have experienced increasing success in reaching the densely-populated resident base.

According to Claritas, the predominate resident type in Georgetown is highly educated, earns above average income and works within the white-collar sector.
Demonstrating Georgetown's affluence, average household income within a one mile radius of the subject, is $104,528 compared with the Washington DC Metropolitan
Statistical Area (MSA) at $89,026 and the national average of $63,207. Local figures may be stronger, as they include the large number of students from
Georgetown University who live in the area. Estimated 2006 average household income with a one mile radius is expected to increase to over $122,000.
Employment rates in the Washington, DC MSA have historically been more stable than other comparable US cities due to the presence of the federal government and a generally healthy private sector. The number of jobs in the Washington, DC
MSA grew by 2.8%, higher than the national average of 1.6%.

THE BORROWER. The borrowers are 16 single purpose entities that are Delaware limited partnerships (collectively the "Georgetown Renaissance Portfolio
Borrower"). The Georgetown Renaissance Portfolio Borrower is controlled by
Anthony M. Lanier and related family entities. Mr. Lanier is the head of
EastBanc, Inc. ("EastBanc")

EastBanc specializes in the acquisition, redevelopment and management of commercial real estate assets currently concentrated within the West End and
Georgetown neighborhoods of Washington D.C. EastBanc's expertise in luxury mixed-use development is evident in both its large and small projects ranging from the 1.2 million square foot Ritz-Carlton Hotel and Residences co-development in the West End of Washington, DC, to individual retail storefront properties in the heart of Georgetown. Their investment strategy emphasizes long-term value creation and sensible urban design. Since 1987,
EastBanc and its partners have acquired nearly three million square feet of office, retail and residential properties. In addition to investment for its own account, EastBanc serves as an advisor and management agent for institutional and high-net worth individuals. EastBanc maintains strategic alliances with TMW
Real Estate Group/TMW Immobilien AG (now Prudential Real Estate Investors),
Millennium Partners, The Mark Winkler Company, ING Real Estate, Jonathan Rose
Companies LLC, and Moll KG.

PROPERTY MANAGEMENT. The Georgetown Renaissance Portfolio Properties are
self-managed by EastBanc.

LOCKBOX. The Georgetown Renaissance Portfolio Borrower is required to instruct all non-residential tenants to make their monthly rental payments directly into a bank account acceptable to lender (the "Cash Management Account"). Residential tenants shall make monthly rental payments to a property manager affiliated with the Georgetown Renaissance Portfolio Borrower, which property manager shall deposit such payments into the Cash Management Account within one business day of receipt. Lender will control the Cash Management Account and monies in the account shall be applied by lender with the following priority: (i) monthly interest payment and any required reserve account deposits due to lender pursuant to the loan documents, (ii) other amounts, if any, due Lender under the loan documents, and (iii) at any time other than during the continuance of a loan default, the balance to be paid to the Georgetown Renaissance Portfolio
Borrower. Lender will receive a first priority pledge of the Cash Management
Account as additional security for the Georgetown Renaissance Portfolio Loan.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Georgetown Renaissance Portfolio Loan:

      ---------------------------------------------------------------
                             ESCROWS/RESERVES

      TYPE:                                       INITIAL     MONTHLY
      ---------------------------------------------------------------
      Taxes                                        $534,301   $97,922
      Insurance                                    $379,167   $29,167
      Interest Reserve (see below)               $3,000,000        $0
      Capital Expenditures Reserve (see below)   $3,000,000        $0
      Rollover Reserve (see below)               $4,236,901   $25,255
      ---------------------------------------------------------------

INTEREST RESERVE. Borrower has deposited $3 million into an interest reserve account, of which up to $2 million shall be available to cover interest shortfalls. At such time as a debt service coverage ratio ("DSCR") of 1.15x is exceeded and no event of default exists, all amounts in the Interest Reserve shall be returned to the Georgetown Renaissance Portfolio Borrower.

_____________________
1     Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

CAPITAL EXPENDITURES RESERVE. The Georgetown Renaissance Portfolio Borrower has
deposited $3 million into a reserve account (the "Capex Reserve Account"), which may be drawn upon by the Georgetown Renaissance Portfolio Borrower to cover the cost of certain capital improvements. At such time as DSCR exceeds 1.30x and no event of default exists, all amounts in the Capex Reserve Account shall be returned to the Georgetown Renaissance Portfolio Borrower.

ROLLOVER RESERVE. The Georgetown Renaissance Portfolio Borrower deposited
$4,236,901 into a reserve account (the "Rollover Reserve Account") for costs and expenses actually incurred in connection with replacing tenants, including, without limitation, costs for tenant improvements and/or leasing commissions. In addition, the Georgetown Renaissance Portfolio Borrower is required to make monthly deposits totaling $1 per square foot per annum, provided that in no event shall the amount in such reserve be required to exceed a cap equal to (i)
the sum of (a) $4 million and (b) $2 per square foot (ii) less the lesser of (x)
amounts previously distributed to the Georgetown Renaissance Portfolio Borrower from the Rollover Reserve Account and (y) $4 million. At such time as a DSCR exceeds 1.30x and no event of default exists, an amount equal to $4 million less all amounts previously disbursed to the Georgetown Renaissance Portfolio
Borrower from the Rollover Reserve Account shall be returned to the Georgetown
Renaissance Portfolio Borrower.

ADDITIONAL DEBT: None.

PERMITTED MEZZANINE DEBT. Provided that the DSCR on the Georgetown Renaissance
Portfolio Loan is greater than 1.20x and the loan-to-value ratio ("LTV") on the
Georgetown Renaissance Portfolio Loan based on new appraisals is not more than
55%, then the owner of the Georgetown Renaissance Portfolio Borrower may incur mezzanine indebtedness such that the LTV of total indebtedness (i.e., Georgetown
Renaissance Portfolio Loan plus mezzanine loan) does not exceed 85% and a minimum aggregate DSCR of 1.05x, subject to receipt of rating agency confirmation.

RELEASE PROVISIONS. Only in connection with partial defeasance.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

KONOVER HOTEL PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                15
Location (City/State)                                                        (1)
Property Type                                                        Hospitality
Size (Rooms)                                                               1,103
Percentage Physical Occupancy as of July 31, 2006                          52.7%
Year Built                                                                   (1)
Year Renovated                                                               (1)
Appraisal Value                                                      $90,000,000
Underwritten Economic Occupancy                                            55.1%
Underwritten Revenues                                                $20,948,529
Underwritten Total Expenses                                          $13,071,481
Underwritten Net Operating Income (NOI)                               $7,877,049
Underwritten Net Cash Flow (NCF)                                      $7,039,108

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                November 1, 2006
Cut-off Date Principal Balance                                       $67,000,000
Cut-off Date Loan Balance Per Room                                       $60,743
Percentage of Initial Mortgage Pool Balance                                 1.5%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.2500%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            12
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                     LO(24),DEF(92),O(4)
Lockbox                                                         Soft at Closing,
                                                                  Springing Hard
Cut-off Date LTV Ratio                                                     74.4%
LTV Ratio at Maturity or ARD                                               65.0%
Underwritten DSCR on NOI                                                   1.59x
Underwritten DSCR on NCF                                                   1.42x
--------------------------------------------------------------------------------

(1)   See "Konover Hotel Portfolio Properties" table on page 60.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Konover Hotel Portfolio Loan") is evidenced by a promissory note secured by a first mortgage encumbering 15 limited-service hotel properties totaling 1,103 rooms located in three states (each, a
"Property" and collectively the "Konover Hotel Portfolio Properties"). The
Konover Hotel Portfolio Loan represents approximately 1.5 % of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance.

The Konover Hotel Portfolio Loan was originated on November 1, 2006 and has a principal balance as of the cut-off date of $67,000,000. The Konover Hotel
Portfolio Loan has a remaining term of 120 months and a scheduled maturity date of December 1, 2016. The Konover Hotel Portfolio Loan permits defeasance with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Konover Hotel Portfolio Loan is permitted on or after
September 1, 2016 without penalty.

A second promissory note, with a principal balance of $4,000,000 (the "Konover
Hotel Portfolio B Note"), is also secured by the first mortgage encumbering the
Konover Hotel Portfolio Properties. It is subordinate in right of payment and certain other respects to the Konover Hotel Portfolio Loan and will be held outside the Series 2006-4 trust.

A third promissory note, with a principal balance of $2,000,000 (the "Konover
Hotel Portfolio Mezzanine Note"), is secured by 100% of the partnership interests in the Konover Hotel Portfolio Borrowers (defined below). It is subordinate in right of payment and certain other respects to the Konover Hotel
Portfolio Loan and will be held outside the Series 2006-4 trust.

THE PROPERTIES. All of the Konover Hotel Portfolio Properties are limited service hotels located along major interstates/thoroughfares with generally good visibility. The majority of the assets are affiliated with market-leading brands and feature a competitive physical product. All of the properties are interior corridor and all but two have indoor swimming pools.

The following tables present certain information relating to the Konover Hotel
Portfolio Properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                 KONOVER HOTEL PORTFOLIO PROPERTIES

                                                                            CUT-OFF DATE
                                                                             ALLOCATED     YEAR BUILT/    APPRAISAL
PROPERTY NAME                                 PROPERTY LOCATION    ROOMS      BALANCE      RENOVATED        VALUE         U/W NCF
------------------------------------------------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City ..........    Kansas City, KS        96     $  8,797,500      2005       $ 11,500,000    $  845,235
Holiday Inn Express Portage ..............    Portage, IN            76        6,720,000      1999          8,400,000       717,573
Hampton Inn Kansas City ..................    Kansas City, KS        76        6,480,000      2003          8,100,000       700,515
Holiday Inn Express Fremont ..............    Fremont, IN            93        6,240,000    1994/2005       7,800,000       745,990
Holiday Inn Express Mishawaka ............    Mishawaka, IN          80        5,760,000    1998/2005       8,000,000       569,652
Holiday Inn Express & Suites Warsaw ......    Warsaw, IN             76        5,360,000      1998          6,700,000       525,708
Holiday Inn Express Adrian ...............    Adrian, MI             60        4,290,000      1999          6,600,000       482,754
Carlton Lodge Adrian .....................    Adrian, MI             98        3,693,000    1987/1999       6,600,000       399,757
Holiday Inn Express La Porte .............    La Porte, IN           65        3,172,500      1997          4,500,000       305,794
Holiday Inn Express Chelsea ..............    Chelsea, MI            65        3,168,000      1999          4,400,000       305,395
Hampton Inn Marshall .....................    Marshall, MI           73        3,014,000      2004          4,400,000       288,955
Holiday Inn Express Howe .................    Howe, IN               66        2,945,000      1998          3,800,000       282,245
Country Inn & Suites Mishawaka ...........    Mishawaka, IN          62        2,880,000      1995          3,600,000       370,667
Holiday Inn Express Marshall .............    Marshall, MI           66        2,720,000      2000          3,400,000       282,802
Super 8 ..................................    Adrian, MI             51        1,760,000      1994          2,200,000       216,068
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ....................................                         1,103    $ 67,000,000                 $ 90,000,000    $7,039,108
------------------------------------------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                     OPERATIONAL STATISTICS(1)

                                             2004                                 2005
                               ---------------------------------    --------------------------------
PROPERTY NAME                     ADR      OCCUPANCY     REVPAR       ADR      OCCUPANCY     REVPAR
----------------------------------------------------------------------------------------------------

Holiday Inn Express
  Kansas City ..............                                        $  96.38     39.3%      $  37.90
Holiday Inn Express
  Portage ..................   $  83.78      66.3%      $  55.57    $  85.02     69.0%      $  58.70
Hampton Inn Kansas City.....   $  88.46      62.9%      $  55.64    $  99.92     67.1%      $  67.05
Holiday Inn Express
  Fremont ..................   $  87.10      60.0%      $  52.23    $  90.09     49.5%      $  44.62
Holiday Inn Express
  Mishawaka ................   $  80.09      46.6%      $  37.36    $  88.45     50.7%      $  44.86
Holiday Inn Express &
  Suites Warsaw ............   $  79.63      57.3%      $  45.59    $  86.33     59.4%      $  51.26
Holiday Inn Express
  Adrian ...................   $  87.26      58.9%      $  51.37    $  90.04     61.9%      $  55.75
Carlton Lodge Adrian .......   $  88.83      40.0%      $  35.54    $  92.73     36.2%      $  33.61
Holiday Inn Express La
  Porte ....................   $  82.89      59.9%      $  49.69    $  87.62     58.5%      $  51.29
Holiday Inn Express
  Chelsea ..................   $  83.44      55.7%      $  46.51    $  89.24     51.2%      $  45.70
Hampton Inn Marshall .......   $  85.82      66.5%      $  57.06    $  89.03     55.1%      $  49.08
Holiday Inn Express
  Howe .....................   $  81.90      46.4%      $  38.00    $  87.08     45.4%      $  39.50
Country Inn & Suites
  Mishawaka ................   $  88.87      69.7%      $  61.91    $  93.94     46.4%      $  43.63
Holiday Inn Express
  Marshall .................   $  85.82      66.5%      $  57.06    $  89.03     55.1%      $  49.08
Super 8 ....................   $  63.05      49.8%      $  31.41    $  66.18     49.7%      $  32.89
----------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ...........   $  84.07      55.4%      $  46.59    $  88.99     52.5%      $  46.75
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                       TRAILING 12-MONTH
                                           JULY 2006                       MLML UNDERWRITING
                               ---------------------------------    --------------------------------
PROPERTY NAME                     ADR      OCCUPANCY     REVPAR       ADR      OCCUPANCY     REVPAR
----------------------------------------------------------------------------------------------------

Holiday Inn Express
  Kansas City ..............   $  97.04      50.1%      $  48.61    $ 104.00     61.0%      $  63.44
Holiday Inn Express
  Portage ..................   $  86.25      73.9%      $  63.75    $  86.25     73.9%      $  63.75
Hampton Inn Kansas City.....   $ 103.58      70.1%      $  72.63    $ 103.58     70.1%      $  72.63
Holiday Inn Express
  Fremont ..................   $  90.36      48.0%      $  43.38    $  95.00     53.0%      $  50.35
Holiday Inn Express
  Mishawaka ................   $  92.98      58.1%      $  54.04    $  92.98     58.1%      $  54.04
Holiday Inn Express &
  Suites Warsaw ............   $  88.38      59.5%      $  52.54    $  88.38     59.5%      $  52.54
Holiday Inn Express
  Adrian ...................   $  95.09      58.3%      $  55.47    $  95.09     58.3%      $  55.47
Carlton Lodge Adrian .......   $  92.89      33.8%      $  31.36    $  92.89     33.8%      $  31.36
Holiday Inn Express La
  Porte ....................   $  88.90      57.8%      $  51.35    $  88.90     57.8%      $  51.35
Holiday Inn Express
  Chelsea ..................   $  94.63      52.1%      $  49.30    $  94.63     52.1%      $  49.30
Hampton Inn Marshall .......   $  91.13      53.8%      $  49.06    $  91.13     53.8%      $  49.06
Holiday Inn Express
  Howe .....................   $  90.78      45.2%      $  41.07    $  90.78     45.2%      $  41.07
Country Inn & Suites
  Mishawaka ................   $  99.09      32.1%      $  31.77    $ 101.00     50.0%      $  50.50
Holiday Inn Express
  Marshall .................   $  91.13      53.8%      $  49.06    $  91.13     53.8%      $  49.06
Super 8 ....................   $  66.92      51.5%      $  34.49    $  66.92     51.5%      $  34.49
----------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ...........   $  91.63      52.7%      $  48.33    $  92.99     55.1%      $  51.26
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                 HISTORICAL PERFORMANCE(2)

                                                   2003                       2004
                                          -----------------------    -----------------------
                                                        AVAILABLE                  AVAILABLE
                                          HISTORICAL      ROOM       HISTORICAL      ROOM
PROPERTY NAME                             OCCUPANCY      NIGHTS      OCCUPANCY      NIGHTS
--------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City .......          --            --           --            --
Holiday Inn Express Portage ...........        62.0%       27,740         66.3%       27,816
Hampton Inn Kansas City ...............        42.5%        7,372         62.9%       27,816
Holiday Inn Express Fremont ...........        60.4%       22,265         60.0%       22,326
Holiday Inn Express Mishawaka .........        46.8%       29,200         46.6%       29,280
Holiday Inn Express & Suites Warsaw ...        50.5%       27,740         57.3%       27,816
Holiday Inn Express Adrian ............        62.1%       21,900         58.9%       21,960
Carlton Lodge Adrian ..................        38.4%       35,770         40.0%       35,868
Holiday Inn Express La Porte ..........        54.9%       23,725         59.9%       23,790
Holiday Inn Express Chelsea ...........        55.9%       23,725         55.7%       23,790
Hampton Inn Marshall ..................        69.0%       24,090         66.5%       24,156
Holiday Inn Express Howe ..............        54.6%       24,090         46.4%       24,156
Country Inn & Suites Mishawaka ........        62.3%       22,630         69.7%       22,692
Holiday Inn Express Marshall ..........        69.0%       24,090         66.5%       24,156
Super 8 ...............................        58.6%       18,615         49.8%       18,666
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                       TRAILING 12-MONTHS
                                                   2005                     JULY 2006
                                          -----------------------    -----------------------
                                                        AVAILABLE                  AVAILABLE
                                          HISTORICAL      ROOM       HISTORICAL      ROOM
PROPERTY NAME                             OCCUPANCY      NIGHTS      OCCUPANCY      NIGHTS
--------------------------------------------------------------------------------------------

Holiday Inn Express Kansas City .......        39.3%       16,320         50.1%       35,040
Holiday Inn Express Portage ...........        69.0%       27,740         73.9%       27,740
Hampton Inn Kansas City ...............        67.1%       27,740         70.1%       27,740
Holiday Inn Express Fremont ...........        49.5%       27,033         48.0%       33,945
Holiday Inn Express Mishawaka .........        50.7%       29,200         58.1%       29,200
Holiday Inn Express & Suites Warsaw ...        59.4%       27,740         59.5%       27,740
Holiday Inn Express Adrian ............        61.9%       21,900         58.3%       21,900
Carlton Lodge Adrian ..................        36.2%       35,770         33.8%       35,770
Holiday Inn Express La Porte ..........        58.5%       23,725         57.8%       23,725
Holiday Inn Express Chelsea ...........        51.2%       23,725         52.1%       23,725
Hampton Inn Marshall ..................        55.1%       24,090         53.8%       24,090
Holiday Inn Express Howe ..............        45.4%       24,090         45.2%       24,090
Country Inn & Suites Mishawaka ........        46.4%       22,630         32.1%       22,630
Holiday Inn Express Marshall ..........        55.1%       24,090         53.8%       24,090
Super 8 ...............................        49.7%       18,615         51.5%       18,615
--------------------------------------------------------------------------------------------

(1)   Per information obtained from Smith Travel Research ("STR") as of July
      2006.

(2)   Information provided by the Konover Hotel Portfolio Borrower.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PENETRATION INDICES(1)

                                                                      OCCUPANCY
PROPERTY NAME                               REVPAR INDEX  ADR INDEX       INDEX
--------------------------------------------------------------------------------
Holiday Inn Express Kansas City(2) ......         117.5%      117.8%      99.7%
Holiday Inn Express Portage .............         105.0%       98.2%     107.0%
Hampton Inn Kansas City .................         158.6%      139.5%     113.7%
Holiday Inn Express Fremont(3) ..........         125.8%      117.1%     107.5%
Holiday Inn Express Mishawaka ...........          94.7%      100.1%      94.7%
Holiday Inn Express & Suites Warsaw .....         103.0%      108.8%      94.7%
Holiday Inn Express Adrian ..............          98.9%      110.7%      89.3%
Holiday Inn Express La Porte ............         111.9%      104.2%     107.4%
Carlton Lodge Adrian ....................          59.9%      124.9%      48.0%
Holiday Inn Express Chelsea .............          87.8%      109.5%      80.1%
Hampton Inn Marshall ....................         100.6%      114.3%      88.0%
Holiday Inn Express Howe ................          96.7%      102.6%      94.3%
Country Inn & Suites Mishawaka(4) .......          80.3%      103.4%      77.6%
Holiday Inn Express Marshall ............         124.6%      127.3%      97.9%
Super 8 .................................          95.7%       98.3%      97.4%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE ........................         102.4%      112.2%      91.3%
--------------------------------------------------------------------------------
______________________
(1)   Data as per Appraisal from HVS through TTM July 2006 unless noted below.
      Competitive set data includes the subject property.

(2)   Holiday Inn Express Kansas City opened in July 2005 and is ramping up therefore the subject occupancy and ADR are based upon 2006/07 projections provided by HVS.

(3)   Holiday Inn Express Fremont expanded by 31 rooms in August 2005 and is still ramping up therefore the subject occupancy and ADR are based upon
      2006/07 projections provided by HVS.

(4)   Country Inn & Suites Mishawaka converted from a Holiday Inn Express in
      October 2005 and experienced considerable business interruption. It is still ramping up therefore the subject occupancy and ADR are based upon
      2006/07 projections provided by HVS.

THE BORROWER. The borrowers on the Loan are three newly formed, Delaware special-purpose, bankruptcy-remote limited liability companies - Tri-State
Kansas Associates, LLC, Tri-State Indiana Associates, LLC and Tri-State Michigan
Associates, LLC (the "the Konover Hotel Portfolio Borrowers"). Each of the
Borrowers is owned by Tri-State Hotel Holdings, LLC, which is also a newly formed Delaware special-purpose, bankruptcy-remote limited liability company.
The manager of the Borrowers and of Tri-State Hotel Holdings, LLC is Tri-State
Hotel Associates, LLC. Tri-State Hotel Associates, LLC is owned 50% by JCSK
Tri-State Holdings, LLC (which is owned, ultimately, by Steven Konover and Jane
Coppa) and 50% by Focus Ventures Partners II, LLC (which is owned by Jerald J.
Good, individually, and Focus Enterprises, Inc., which is wholly owned by Jerald
J. Good). Konover Properties Corporation, JCSK Tri-State Holdings, LLC, Focus
Ventures Partners II, LLC and Focus Ventures Partners LLP are all guarantors for the Loan.

Konover Properties, founded by Simon Konover 45 years ago, is involved in the development, acquisition, construction, management and ownership of approximately 200 properties in 17 states across market segments throughout the
East Coast, including residential, office, hotel, retail, and mixed use/specialty. The company currently manages 1.2 million square feet of office space, 4,200 apartment units, five hotels, and an exposition center. In addition, it is currently developing condominiums, mixed-use projects and a retail center.

Focus Hospitality Services ("Focus") is a real estate development, construction and management company specializing in the development of limited and full service hotels. Since 1986, Focus has developed over $100 million in commercial and residential ventures and currently manages a portfolio of 20 hotels, office space and raw land. Focus' portfolio consists of $200 million of committed projects to be developed over the next five years including focused service hotels, full service hotels, convention centers, museums and indoor/outdoor water parks. In 2004, Focus was named Developer of the Year by InterContinental
Hotels Group. Jerald J. Good, Focus' President and CEO, has been actively involved in real estate development since 1964, including involvement in general real estate brokerage, commercial and residential construction, land development and property management. He is currently a member and serves on the Board of
Directors as well as the Express Committee and the Development Task Force
Committee of the International Association of Holiday Inns (IAHI), an
organization comprised of the franchise owners of InterContinental Hotels Group hotel properties.

PROPERTY MANAGEMENT. The Properties will be managed by Konover Hotel
Corporation, which has been active in the hospitality industry for over 40 years. Since inception, the company has constructed, owned, and managed approximately 25 properties with Hilton, Sheraton, Holiday Inn, Ramada, Quality
Inn, and Days Inn affiliations.

LOCKBOX. Lockbox held at lender selected bank. Cash sweep shall occur upon an event of default or the date on which the debt service coverage ratio ("DSCR")
for the Konover Hotel Portfolio Loan is less than 1.15x or the DSCR of the total indebtedness (combined Konover Hotel Portfolio Loan, Konover Hotel Portfolio B
Note, and Konover Hotel Portfolio Mezzanine Note) is less than 1.05x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ESCROWS. The following escrows/reserves have been established with respect to the Konover Hotel Portfolio Loan:

        ----------------------------------------------------------------
                               ESCROWS/RESERVES

        TYPE:                         INITIAL                   MONTHLY
        ----------------------------------------------------------------

        Taxes                       $  279,659                  $80,259
        Insurance                   $   83,359                  $13,893
        PIP Reserve (see below)     $4,325,000      4% of gross revenue
        Immediate Repairs           $  141,125                       $0
        Seasonality Reserve         $  500,000                       $0
        ----------------------------------------------------------------

PIP RESERVE. Amounts on deposit in this reserve evidence franchisors' estimates of the costs that will be incurred to complete the work described in property improvement plans ("PIPs") annexed to each of the franchise agreements. The
Konover Hotel Portfolio Borrower covenanted to franchisors to complete the work detailed in the PIPs and likewise covenanted to complete same to lender. As PIP work is completed, The Konover Hotel Portfolio Borrower may apply for releases of monies from the PIP escrow. Lender shall grant or deny such requests for releases in accordance with the parameters set forth in the loan agreement, it being understood that, at all times, at least 20% of the PIP monies on deposit for a given property shall remain on deposit with lender until such time that
The Konover Hotel Portfolio Borrower presents a letter evidencing completion of all PIP work from the franchisor.

ADDITIONAL DEBT. See "The Loan" description above.

RELEASE PROVISIONS. Up to five properties may be released from the mortgage lien over the life of the loan subject to release prices of 110% of the allocated loan amounts and the satisfaction of partial defeasance requirements and other release conditions in the loan documents. The remaining hotels will be subject to DSCR tests of the greater of (a) DSCR at the time of closing and (b) DSCR at the time of a release. Additionally, the Adrian, MI assets cannot be released individually.

SUBSTITUTION PROVISIONS. Two years after the creation of the securitization trust, the Konover Hotel Portfolio Borrower shall be permitted to substitute up to five of the properties provided that (i) no event of default under the loan documents exists at the time of such substitution, (ii) the appraised value and net operating income of the substitute property are greater than the appraised value and net operating income of the replaced property, (iii) after the substitution, the Loan-to-Value ratio and DSCR for the Konover Hotel Portfolio
Loan are equal to or greater than such ratios at the time of closing and immediately prior to such substitution, (iv) the Konover Hotel Portfolio
Borrower obtains a rating agency confirmation with respect to the substitution, and (v) the Konover Hotel Portfolio Borrower provides legal opinions acceptable to lender, including a REMIC opinion.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ANAHEIM PLAZA

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                                Anaheim, CA
Property Type                                                             Retail
Size (Square Feet)                                                       345,708
Percentage Physical Occupancy as of October 3, 2006                        98.6%
Year Built                                                                  1995
Year Renovated                                                               NAP
Appraisal Value                                                      $91,500,000
# of Tenant Leases                                                            31
Average Rent Per Square Foot                                              $13.19
Underwritten Economic Occupancy                                            95.0%
Underwritten Revenues                                                 $7,546,100
Underwritten Total Expenses                                           $2,493,233
Underwritten Net Operating Income (NOI)                               $5,052,867
Underwritten Net Cash Flow (NCF)                                      $4,863,520
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                November 1, 2006
Cut-off Date Principal Balance                                       $61,750,000
Cut-off Date Loan Balance Per SF                                            $179
Percentage of Initial Mortgage Pool Balance                                 1.3%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.4455%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(25),DEF(91),O(4)
Lockbox                                                         None at Closing,
                                                                  Springing Hard
Cut-off Date LTV Ratio                                                     67.5%
LTV Ratio at Maturity or ARD                                               67.5%
Underwritten DSCR on NOI                                                   1.48x
Underwritten DSCR on NCF                                                   1.43x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Anaheim Plaza Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 345,708 square foot retail center (the "Anaheim Plaza Property") located in Anaheim, California. The
Anaheim Plaza Loan represents approximately 1.3% of the initial mortgage pool balance and approximately 1.6% of the initial loan group 1 balance.

The Anaheim Plaza Loan was originated on November 1, 2006, and has a principal balance as of the cut-off date of $61,750,000. The Anaheim Plaza Loan has a remaining term of 119 months and a scheduled maturity date of November 1, 2016.
The Anaheim Plaza Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Anaheim Plaza Loan is permitted on or after August 1, 2016 without penalty.

THE PROPERTY. The Anaheim Plaza Property is a 345,708 square foot anchored retail center built in 1995. The Anaheim Plaza Property is anchored by Mervyn's
(80,000 sf), Gigante (54,087 sf), and Office Max (30,000 sf). The property is currently 98.6% occupied by 30 tenants, with the anchors as well as several of the in-line tenants being national retailers, including Baskin Robbins,
Citibank, CompUSA, GNC, Party City, Payless Shoesource, Petco, Radio Shack, Ross
Dress For Less, Subway, Supercuts, and Wendy's. In addition, the Anaheim Plaza
Property is shadow-anchored by Wal-Mart. The property is located in an established infill location with a dense population of approximately 656,454 persons within a five-mile radius. The improvements are located at the northeast corner of Interstate-5 and Euclid Street approximately 23 miles southeast of the
Los Angeles CBD. Interstate-5 is the westernmost interstate highway in the
United States and links the majority of the metropolitan areas in California
(San Diego, Los Angeles, and Sacramento); Oregon (Eugene, Salem, and Portland);
and Washington (Tacoma, Seattle and Everett). The property's location is convenient to downtown Los Angeles, its suburbs, and all local and major arteries. Additionally, the Los Angeles International Airport is located 26 miles northwest of the subject.

The Anaheim Plaza Property is bisected by West Crescent Avenue. Of the property's 10 buildings, three are located on the north side of West Crescent
Avenue, while the remaining seven are situated on the south side. The northern site consists of one primary and two outparcel structures, while the southern site consists of three primary and four outparcel structures. Tenants occupying outparcel spaces include CitiFinancial, Wendy's, Marie Calendar's, Party City,
AAA and Petco.

The following table presents certain information relating to the major tenants at the Anaheim Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR TENANT INFORMATION

                                                          CREDIT RATINGS      SQUARE          % OF       BASE RENT         LEASE
TENANT NAME                         PARENT COMPANY       (MOODY'S/S&P)(1)      FEET            GLA          PSF          EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Mervyn's                                                        NR             80,000         23.1%      $    2.74        7/31/2012
Gigante                                                       NR/BB            54,087         15.6            8.85        5/31/2023
Office Max                                                    Ba3/B+           30,000          8.7           15.50       11/30/2011
Ross Dress for Less                                           NR/BBB           27,314          7.9           11.95        1/31/2010
CompUSA                                                         NR             26,000          7.5           12.00       11/30/2007
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WEIGHTED AVG.                                                           217,401         62.9%      $    8.29
------------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Anaheim Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(1,2)

                                                                                                                         CUMULATIVE
                                                                   % OF BASE                  CUMULATIVE    CUMULATIVE      % OF
               NUMBER OF      SQUARE FEET   % OF GLA   BASE RENT     RENT       CUMULATIVE       % OF       BASE RENT    BASE RENT
YEAR        LEASES EXPIRING    EXPIRING     EXPIRING   EXPIRING    EXPIRING    SF EXPIRING   GLA EXPIRING    EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

Vacant                            5,000         1.4%          --       0.0%        5,000            1.4%            --        0.0%
2007               2             27,260         7.9      352,370       7.8%       32,260            9.3%       352,370        7.8%
2008               3             11,251         3.3      242,828       5.4%       43,511           12.6%       595,199       13.2%
2009               4             20,524         5.9      335,381       7.5%       64,035           18.5%       930,580       20.7%
2010               7             40,321        11.7      730,657      16.3%      104,356           30.2%     1,661,237       37.0%
2011               6             68,179        19.7    1,428,130      31.8%      172,535           49.9%     3,089,367       68.7%
2012               2             85,800        24.8      317,104       7.1%      258,335           74.7%     3,406,471       75.8%
2014               2             14,786         4.3      322,091       7.2%      273,121           79.0%     3,728,562       83.0%
Thereafter         5             72,587        21.0      765,150      17.0%      345,708          100.0%     4,493,712      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             31            345,708       100.0%   4,493,712
------------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(3) The Anaheim Plaza Property is located in central submarket of
Anaheim, Orange County, California. The submarket contains approximately 8.4 million square feet with an average rent of $25.66 psf. Vacancy rates have held steady over the last several years with annual average rent increases of 3.7%
from 2001 to 2005. According to REIS, there is little new construction in the central submarket.

Orange County has a population of 2,988,000 residents, representing 22.9% of the
Los Angeles-Long Beach Santa Ana MSA. Orange County's population is expected to grow by 0.9% annually, to roughly 3.1 million residents by 2010. According to
Claritas, the estimated 2005 population in the one-, three-, and five-mile radius of the property is 35,591, 287,064, and 656,454 residents, respectively, and has experienced steady growth from 2000 to 2005. The estimated 2005 average household income is $54,873, $57,479, and $62,327 for the same radii, respectively. According to the US Bureau of Labor Statistics, Orange County had
an average unemployment rate of 3.4% in 2005, significantly lower than
California's rate of 5.4% and national average of 4.6%. Orange County continues to attract a well-educated, affluent population, and is the Los Angeles region's most diverse economy in terms of industry sectors. Supporting the economy are the manufacturing, travel, tourism, and aerospace industries.

THE BORROWER. PK II Anaheim Plaza LP (the "Anaheim Plaza Borrower") is a joint venture special purpose entity controlled by Prudential Real Estate Investors
("PREI") (85%) and Kimco (15%).

Kimco and PREI are sponsors of twenty-five (25) joint venture borrowers (the
"Kimco Portfolio Borrowers"). Each of the Kimco Portfolio Borrowers has incurred a mortgage loan that will be included in the trust. All equity interests in the
Kimco Portfolio Borrowers, including the Anaheim Plaza Borrower, have been pledged by Kimco and PREI to secure a mezzanine loan in the approximate amount of $1,200,000,000 (the "Kimco Portfolio Mezzanine Loan") to an affiliate of the
Kimco Portfolio Borrowers on October 31, 2006 in connection with the acquisition of Pan Pacific Retail Properties, Inc. JPMorgan Securities, Inc. and Wachovia
Capital Markets Inc. are the Joint Lead Arrangers on the Kimco Portfolio
Mezzanine Loan and any foreclosure of the Kimco Portfolio Mezzanine Loan that would result in either Kimco or PREI failing to control the Kimco Portfolio
Borrowers and owning at least 10% direct or indirect interest in the Kimco
Portfolio Borrowers is not permitted without lender's consent.

Kimco is a leading retail REIT specializing in the acquisitions, development, and management of neighborhood and community shopping centers. Formed in 1960,
Kimco is currently the nation's largest publicly traded owner and operator of neighborhood and community shopping centers, with more than 1,118 properties totaling 143.6 million square feet of leaseable space in 45 states, Canada,
Mexico and Puerto Rico.

PREI has over $18.8 billion in real estate assets under management. PREI has been managing real estate for U.S. institutional clients since 1970 and has a domestic staff of 280 individuals. This property will be funded through
Prudential's PRISA II fund, which had net assets of approximately $4.2 billion as of June 2006 with 77 clients and 89 investments.

PROPERTY MANAGEMENT. The property is self-managed by Kimco.

LOCKBOX. Upon the occurrence and continuation of an Event of Default (as defined in the loan documents), all rents will be deposited into a cash management account controlled by lender..

______________________
(1)   Information obtained from Anaheim Plaza Borrower's rent roll dated October
      3, 2006.

(2)   Includes ground lease tenants if any.

(3)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Anaheim Plaza Loan:

           ------------------------------------------------------
                             ESCROWS/RESERVES

           ------------------------------------------------------
           TYPE:                          INITIAL        MONTHLY
           ------------------------------------------------------
           Taxes                               $0             $0
           Insurance                           $0             $0
           Immediate Repairs                   $0             $0
           Capital Expenditures                $0             $0
           Rollover Reserve                    $0             $0
           ------------------------------------------------------

ADDITIONAL DEBT. None.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

SAHARA PAVILION NORTH

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                              Las Vegas, NV
Property Type                                                             Retail
Size (Square Feet)                                                       333,679
Percentage Physical Occupancy as of October 3, 2006                        91.6%
Year Built                                                                  1989
Year Renovated                                                               NAP
Appraisal Value                                                      $78,000,000
# of Tenant Leases                                                            60
Average Rent Per Square Foot                                              $15.53
Underwritten Economic Occupancy                                            88.5%
Underwritten Revenues                                                 $6,103,099
Underwritten Total Expenses                                           $1,526,683
Underwritten Net Operating Income (NOI)                               $4,576,416
Underwritten Net Cash Flow (NCF)                                      $4,346,728
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                November 1, 2006
Cut-off Date Principal Balance                                       $56,250,000
Cut-off Date Loan Balance Per SF                                            $169
Percentage of Initial Mortgage Pool Balance                                 1.2%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.4455%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(25),DEF(91),O(4)
Lockbox                                                         None at Closing,
                                                                  Springing Hard
Cut-off Date LTV Ratio                                                     72.1%
LTV Ratio at Maturity or ARD                                               72.1%
Underwritten DSCR on NOI                                                   1.47x
Underwritten DSCR on NCF                                                   1.40x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Sahara Pavilion North Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 333,679 square foot retail center (the "Sahara Pavilion North Property") located in Las Vegas,
Nevada. The Sahara Pavilion North Loan represents approximately 1.2% of the initial mortgage pool balance and approximately 1.5% of the initial loan group 1 balance.

The Sahara Pavilion North Loan was originated on November 1, 2006, and has a principal balance as of the cut-off date of $56,250,000. The Sahara Pavilion
North Loan has a remaining term of 119 months and a scheduled maturity date of
November 1, 2016. The Sahara Pavilion North Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Sahara Pavilion North Loan is permitted on or after August 1, 2016 without penalty.

THE PROPERTY. The Sahara Pavilion North Property is a 333,679 square foot anchored retail center built in 1989 and anchored by Von's Supermarket, Carpets
N More and TJ Maxx. The property is currently 93.3% occupied by 63 tenants, with the anchors as well as several of the in-line tenants being national retailers, including Border's Books, FedEx Kinko's, Gold's Gym, and Jo-Ann Fabrics. The
Property occupies an established in-fill location within a stable market and is the only power center within a three mile radius. The Sahara Pavilion North
Property consists of five single-story structures with three stand alone buildings on the southwest corner of the site.

The Sahara Pavilion North Property is located on the northeast corner of West
Sahara Avenue and Decatur Boulevard convenient to downtown Las Vegas, its suburbs and all local and major arteries. The site has multiple access points, consisting of three curb cuts from West Sahara Avenue and four curb cuts from
Decatur Boulevard. West Sahara Avenue connects with Interstate 15, a major commercial roadway for the area. The McCarran International Airport and the Las
Vegas CBD are located approximately four miles southeast and southwest of the property, respectively. Additionally, the famed Las Vegas strip is approximately two miles from the subject.

The following table presents certain information relating to the major tenants at the Sahara Pavilion North Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                      MAJOR TENANT INFORMATION

                                         PARENT         CREDIT RATINGS        SQUARE        % OF        BASE RENT      LEASE
TENANT NAME                             COMPANY        (MOODY'S/S&P)(1)        FEET          GLA           PSF       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Vons                                  Safeway, Inc         Baa2/BBB-          50,661        15.2%         $7.00      9/10/2011
Carpets-N-More                                                NR              27,683         8.3%         $9.60      6/30/2015
T.J. Maxx                                                    A3/A             25,200         7.6%         $6.98      1/31/2010
---------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Sahara Pavilion North Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE(2,3)

                NUMBER      SQUARE                              % OF                    CUMULATIVE   CUMULATIVE     CUMULATIVE
               OF LEASES     FEET     % OF GLA    BASE RENT   BASE RENT   CUMULATIVE     % OF GLA    BASE RENT    % OF BASE RENT
YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING   EXPIRING    SF EXPIRING    EXPIRING     EXPIRING       EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

Vacant                       28,130      8.4%            --       0.0%       28,130          8.4%            --          0.0%
MTM                3          9,170      2.7%       322,633       6.8%       37,300         11.2%       322,633          6.8%
2007              13         37,597     11.3%       688,884      14.5%       74,897         22.4%     1,011,517         21.3%
2008              11         26,709      8.0%       546,030      11.5%      101,606         30.5%     1,557,546         32.8%
2009               6         18,973      5.7%       357,662       7.5%      120,579         36.1%     1,915,208         40.4%
2010              15         75,665     22.7%     1,264,943      26.7%      196,244         58.8%     3,180,151         67.0%
2011               6         64,460     19.3%       658,177      13.9%      260,704         78.1%     3,838,328         80.9%
2012               4         44,092     13.2%       611,102      12.9%      304,796         91.3%     4,449,430         93.7%
2013               1          1,200      0.4%        30,960       0.7%      305,996         91.7%     4,480,390         94.4%
Thereafter         1         27,683      8.3%       265,757       5.6%      333,679        100.0%     4,746,147        100.0%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL .......     60        333,679    100.0%     4,746,147     100.0%
---------------------------------------------------------------------------------------------------------------------------------

______________________
(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from Sahara Pavilion North Borrower's rent roll dated
      October 3, 2006.

(3)   Includes ground lease tenants if any.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       72

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

THE MARKET.(1) The Sahara Pavilion North Property is located in west central submarket of Las Vegas, Clark County, Nevada. As of the 2nd quarter 2006, the submarket contains approximately [x.x] million square feet with an average rent of $16.68 psf with a vacancy rate of 3.5%. Within the property's primary, five-property competitive set, occupancies ranged from 94% to 100%, averaging
97%.

In 2005, the Las Vegas MSA had a population of 1,720,000 residents, an increase of 5.2% annually since 1995. This MSA represents 70.9% of the state's population of over 2.3 million residents. Las Vegas' population growth is expected to continue through 2010 at an annual rate of 3.4%. According to the Las Vegas
Chamber of Commerce, approximately 5,000 people move to the Las Vegas Valley each month. According to Claritas, the estimated 2005 population in the one-, three-, and five-mile radius of the property was 23,718, 151,587, and 462,344 residents, respectively. The population in the same radii is projected to increase 0.24%, 0.82%, and 1.51%, respectively, by 2010. The estimated 2005 average household income was $69,251, $93,449, and $95,360 in the one-, three-, and five-mile radius, respectively. As of 2005, the unemployment rate for the
Las Vegas MSA was 4.0%, lower than both the state and national levels of 4.2%
and 4.9%, respectively.

The Las Vegas economy remains in excellent health and is one of the top performing MSAs in the nation. Beyond serving as the nation's gambling capital,
Las Vegas' allure as a place to conduct business continues to grow given its demographic attributes, high quality of life, communications and transportation infrastructure, and relatively low business costs. According to the US Bureau of
Labor Statistics, the Las Vegas' highest employed sectors in August 2006 were leisure and hospitality (29.8% of total employment), trade, transportation &
utilities (17.0%), professional and business services (12.5%), and construction
(12.4%). In January 2006, visitors of Las Vegas totaled nearly 3.2 million people, an increase of 4.2% over January 2005. Year-end numbers indicate that visitors to the area totaled 38.6 million people while convention attendees totaled 6.2 million people, up 3.2% and 7.5% over 2004, respectively.

THE BORROWER. PK II Sahara Pavilion North LLC (the "Sahara Pavilion North
Borrower") is a joint venture special purpose entity controlled by Prudential
Real Estate Investors ("PREI")(85%) and Kimco (15%).

Kimco and PREI are sponsors of twenty-five (25) joint venture borrowers (the
"Kimco Portfolio Borrowers"). Each of the Kimco Portfolio Borrowers has incurred a mortgage loan that will be included in the trust. All equity interests in the
Kimco Portfolio Borrowers, including the Sahara Pavilion North Borrower, have been pledged by Kimco and PREI to secure a mezzanine loan in the approximate amount of $1,200,000,000 (the "Kimco Portfolio Mezzanine Loan") to an affiliate of the Kimco Portfolio Borrowers on October 31, 2006 in connection with the acquisition of Pan Pacific Retail Properties, Inc. JPMorgan Securities, Inc. and
Wachovia Capital Markets Inc. are the Joint Lead Arrangers on the Kimco
Portfolio Mezzanine Loan and any foreclosure of the Kimco Portfolio Mezzanine
Loan that would result in either Kimco or PREI failing to control the Kimco
Portfolio Borrowers and owning at least 10% direct or indirect interest in the
Kimco Portfolio Borrowers is not permitted without lender's consent.

Kimco is a leading retail REIT specializing in the acquisitions, development, and management of neighborhood and community shopping centers. Formed in 1960,
Kimco is currently the nation's largest publicly traded owner and operator of neighborhood and community shopping centers, with more than 1,118 properties totaling 143.6 million square feet of leaseable space in 45 states, Canada,
Mexico and Puerto Rico.

PREI has over $18.8 billion in real estate assets under management. PREI has been managing real estate for U.S. institutional clients since 1970 and has a domestic staff of 280 individuals. This property will be funded through
Prudential's PRISA II fund, which had net assets of approximately $4.2 billion as of June 2006 with 77 clients and 89 investments.

PROPERTY MANAGEMENT. The property is self-managed by KRC Property Management I,
Inc., an affiliate of Kimco.

LOCKBOX. Upon the occurrence and continuation of an Event of Default (as defined in the loan documents), all rents will be deposited into a cash management account controlled by lender.

ESCROWS. The following escrow/reserve accounts have been established with respect to Sahara Pavilion North Loan:

      -------------------------------------------------------------------
                                 ESCROWS/RESERVES

      TYPE:                                        INITIAL       MONTHLY
      -------------------------------------------------------------------
      Taxes                                           $0           $0
      Insurance                                       $0           $0
      Immediate Repairs                               $0           $0
      Capital Expenditures                            $0           $0
      Rollover Reserve                                $0           $0
      -------------------------------------------------------------------

ADDITIONAL DEBT. None.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.
____________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       73

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       74

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       75

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets LLC, Credit Suisse Securities (USA) LLC and Deutsche
Bank Securities Inc. (collectively, the "Underwriters") for your information.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       76